Exhibit 10.10

                                                                  EXECUTION COPY

                           REVOLVING CREDIT AGREEMENT

                           dated as of March 26, 2003

                                      among

                               HUGHES SUPPLY, INC.
                                   as Borrower

                   THE LENDERS FROM TIME TO TIME PARTY HERETO

                                       and

                                  SUNTRUST BANK
                             as Administrative Agent

================================================================================

                   SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS,
                  a division of SunTrust Capital Markets, Inc.,
                        as Lead Arranger and Book Manager

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS; CONSTRUCTION................................................................1

   SECTION 1.1.     DEFINITIONS....................................................................1
   SECTION 1.2.     CLASSIFICATIONS OF LOANS AND BORROWINGS.......................................20
   SECTION 1.3.     ACCOUNTING TERMS AND DETERMINATION............................................20
   SECTION 1.4.     TERMS GENERALLY...............................................................20

ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS....................................................21

   SECTION 2.1.     GENERAL DESCRIPTION OF FACILITIES.............................................21
   SECTION 2.2.     REVOLVING LOANS...............................................................21
   SECTION 2.3.     PROCEDURE FOR REVOLVING BORROWINGS............................................21
   SECTION 2.4.     INCREASE OF COMMITMENTS; ADDITIONAL LENDERS...................................22
   SECTION 2.5.     SWINGLINE COMMITMENT..........................................................23
   SECTION 2.6.     PROCEDURE FOR SWINGLINE LOAN; ETC.............................................23
   SECTION 2.7.     COMPETITIVE BID BORROWINGS....................................................25
   SECTION 2.8.     FUNDING OF BORROWINGS.........................................................26
   SECTION 2.9.     INTEREST ELECTIONS............................................................27
   SECTION 2.10.    OPTIONAL REDUCTION AND TERMINATION OF COMMITMENTS.............................28
   SECTION 2.11.    REPAYMENT OF LOANS............................................................29
   SECTION 2.12.    EVIDENCE OF INDEBTEDNESS......................................................29
   SECTION 2.13.    OPTIONAL PREPAYMENTS..........................................................30
   SECTION 2.14.    INTEREST ON LOANS.............................................................30
   SECTION 2.15.    FEES..........................................................................31
   SECTION 2.16.    COMPUTATION OF INTEREST AND FEES..............................................32
   SECTION 2.17.    INABILITY TO DETERMINE INTEREST RATES.........................................32
   SECTION 2.18.    ILLEGALITY....................................................................33
   SECTION 2.19.    INCREASED COSTS...............................................................33
   SECTION 2.20.    FUNDING INDEMNITY.............................................................34
   SECTION 2.21.    TAXES.........................................................................35
   SECTION 2.22.    PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS...................36
   SECTION 2.23.    LETTERS OF CREDIT.............................................................38
   SECTION 2.24.    LIMITATION ON CERTAIN PAYMENT OBLIGATIONS.....................................42

ARTICLE III CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT...................................42

   SECTION 3.1.     CONDITIONS TO EFFECTIVENESS...................................................42
   SECTION 3.2.     EACH CREDIT EVENT.............................................................44
   SECTION 3.3.     DELIVERY OF DOCUMENTS.........................................................45

ARTICLE IV REPRESENTATIONS AND WARRANTIES.........................................................45

   SECTION 4.1.     EXISTENCE; POWER..............................................................45
   SECTION 4.2.     ORGANIZATIONAL POWER; AUTHORIZATION...........................................45
   SECTION 4.3.     GOVERNMENTAL APPROVALS; NO CONFLICTS..........................................45
   SECTION 4.4.     FINANCIAL STATEMENTS..........................................................45
   SECTION 4.5.     LITIGATION AND ENVIRONMENTAL MATTERS..........................................46
   SECTION 4.6.     COMPLIANCE WITH LAWS AND AGREEMENTS...........................................46
   SECTION 4.7.     INVESTMENT COMPANY ACT, ETC...................................................46
   SECTION 4.8.     TAXES.........................................................................46
   SECTION 4.9.     MARGIN REGULATIONS............................................................47
   SECTION 4.10.    ERISA.........................................................................47
   SECTION 4.11.    OWNERSHIP OF PROPERTY.........................................................47
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   SECTION 4.12.    DISCLOSURE....................................................................48
   SECTION 4.13.    LABOR RELATIONS...............................................................48
   SECTION 4.14.    SUBSIDIARIES..................................................................48
   SECTION 4.15.    INSOLVENCY....................................................................48

ARTICLE V AFFIRMATIVE COVENANTS...................................................................48

   SECTION 5.1.     FINANCIAL STATEMENTS AND OTHER INFORMATION....................................49
   SECTION 5.2.     NOTICES OF MATERIAL EVENTS....................................................50
   SECTION 5.3.     EXISTENCE; CONDUCT OF BUSINESS................................................51
   SECTION 5.4.     COMPLIANCE WITH LAWS, ETC.....................................................51
   SECTION 5.5.     PAYMENT OF OBLIGATIONS........................................................51
   SECTION 5.6.     BOOKS AND RECORDS.............................................................51
   SECTION 5.7.     VISITATION, INSPECTION, ETC...................................................51
   SECTION 5.8.     MAINTENANCE OF PROPERTIES; INSURANCE..........................................51
   SECTION 5.9.     USE OF PROCEEDS AND LETTERS OF CREDIT.........................................52
   SECTION 5.10.    ADDITIONAL SUBSIDIARIES.......................................................52
   SECTION 5.11.    OWNERSHIP OF ALL SUBSIDIARY LOAN PARTIES......................................53

ARTICLE VI FINANCIAL COVENANTS....................................................................53

   SECTION 6.1.     LEVERAGE RATIO................................................................53
   SECTION 6.2.     FIXED CHARGE COVERAGE RATIO...................................................53
   SECTION 6.3.     CONSOLIDATED NET WORTH........................................................53

ARTICLE VII NEGATIVE COVENANTS....................................................................53

   SECTION 7.1.     INDEBTEDNESS AND PREFERRED EQUITY.............................................54
   SECTION 7.2.     NEGATIVE PLEDGE...............................................................55
   SECTION 7.3.     FUNDAMENTAL CHANGES...........................................................56
   SECTION 7.4.     INVESTMENTS, LOANS, ETC.......................................................56
   SECTION 7.5.     RESTRICTED PAYMENTS...........................................................57
   SECTION 7.6.     SALE OF ASSETS................................................................58
   SECTION 7.7.     TRANSACTIONS WITH AFFILIATES..................................................58
   SECTION 7.8.     RESTRICTIVE AGREEMENTS........................................................58
   SECTION 7.9.     SALE AND LEASEBACK TRANSACTIONS...............................................59
   SECTION 7.10.    HEDGING TRANSACTIONS..........................................................59
   SECTION 7.11.    FISCAL YEAR...................................................................59
   SECTION 7.12.    OPTIONAL PREPAYMENTS..........................................................59
   SECTION 7.13.    ACTIONS UNDER CERTAIN DOCUMENTS...............................................60

ARTICLE VIII EVENTS OF DEFAULT....................................................................60

   SECTION 8.1.     EVENTS OF DEFAULT.............................................................60

ARTICLE IX THE ADMINISTRATIVE AGENT...............................................................63

   SECTION 9.1.     APPOINTMENT OF ADMINISTRATIVE AGENT...........................................63
   SECTION 9.2.     NATURE OF DUTIES OF ADMINISTRATIVE AGENT......................................63
   SECTION 9.3.     LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT..................................64
   SECTION 9.4.     CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT....................................64
   SECTION 9.5.     RELIANCE BY ADMINISTRATIVE AGENT..............................................64
   SECTION 9.6.     THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY...........................65
   SECTION 9.7.     SUCCESSOR ADMINISTRATIVE AGENT................................................65

ARTICLE X MISCELLANEOUS...........................................................................66

   SECTION 10.1.    NOTICES.......................................................................66
   SECTION 10.2.    WAIVER; AMENDMENTS............................................................68
   SECTION 10.3.    EXPENSES; INDEMNIFICATION.....................................................69
   SECTION 10.4.    SUCCESSORS AND ASSIGNS........................................................70
   SECTION 10.5.    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS....................72
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   SECTION 10.6.    WAIVER OF JURY TRIAL..........................................................73
   SECTION 10.7.    RIGHT OF SETOFF...............................................................73
   SECTION 10.8.    COUNTERPARTS; INTEGRATION.....................................................74
   SECTION 10.9.    SURVIVAL......................................................................74
   SECTION 10.10.   SEVERABILITY..................................................................74
   SECTION 10.11.   CONFIDENTIALITY...............................................................74
   SECTION 10.12.   INTEREST RATE LIMITATION......................................................75
   SECTION 10.13.   WAIVER OF EFFECT OF CORPORATE SEAL............................................75
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Schedules

    Schedule I           -  Applicable Margin and Applicable Percentage
    Schedule 4.5         -  Environmental Matters
    Schedule 4.14        -  Subsidiaries
    Schedule 7.1         -  Outstanding Indebtedness
    Schedule 7.2         -  Existing Liens
    Schedule 7.4         -  Existing Investments

Exhibits

    Exhibit A            -  Form of Revolving Credit Note
    Exhibit B            -  Form of Competitive Bid Note
    Exhibit C            -  Form of Swingline Note
    Exhibit D            -  Form of Assignment and Acceptance
    Exhibit E            -  Form of Subsidiary Guarantee Agreement
    Exhibit F            -  Form of Indemnity, Subrogation and Contribution
                            Agreement

    Exhibit 2.3          -  Form of Notice of Revolving Borrowing
    Exhibit 2.6          -  Form of Notice of Swingline Loan
    Exhibit 2.7-A        -  Form of Competitive Bid Request
    Exhibit 2.7-B        -  Form of Notice to Lenders of Competitive Bid Request
    Exhibit 2.7-C        -  Form of Competitive Bid
    Exhibit 2.9          -  Form of Continuation/Conversion
    Exhibit 3.1(b)(v)    -  Form of Secretary's Certificate
    Exhibit 3.1(b)(viii) -  Form of Officer's Certificate
    Exhibit 5.1(c)       -  Form of Compliance Certificate


                                      iii
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                           REVOLVING CREDIT AGREEMENT

            THIS REVOLVING CREDIT AGREEMENT (this "Agreement") is made and entered into as of March 26, 2003, by and among HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender").

                              W I T N E S S E T H:

            WHEREAS, the Borrower has requested that the Lenders establish a $252,500,000 revolving credit facility in favor of the Borrower;

            WHEREAS, subject to the terms and conditions of this Agreement, the Lenders, the Issuing Bank and the Swingline Lender to the extent of their respective Commitments as defined herein, are willing severally to establish the requested revolving credit facility, letter of credit subfacility and the swingline subfacility in favor of the Borrower.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders, the Administrative Agent, the Issuing Bank and the Swingline Lender agree as follows:

                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION

            Section 1.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

            "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for a Eurodollar Borrowing, the rate per annum obtained by dividing (i) LIBOR for such Interest Period by (ii) a percentage equal to 1.00 minus the Eurodollar Reserve Percentage.

            "Administrative Agent" shall have the meaning set forth in the introductory paragraph hereof.

            "Administrative Questionnaire" shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

            "Affiliate" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For the purposes of this definition, "Control" shall mean the power, directly or indirectly, either to (i) vote 5% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or
(ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by control or otherwise. The terms "Controlling", "Controlled by", and "under common Control with" have the meanings correlative thereto.

            "Aggregate Revolving Commitment Amount" shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On the Closing Date, the Aggregate Revolving Commitment Amount equals $252,500,000.

            "Aggregate Revolving Commitments" shall mean, collectively, all Revolving Commitments of all Lenders at any time outstanding.

            "Aggregate Subsidiary Threshold" shall mean an amount equal to ninety percent (95%) of the total consolidated revenue or assets of the Borrower and its Subsidiaries (excluding any Securitization Subsidiaries) for the most recent Fiscal Quarter as shown on the financial statements most recently delivered or required to be delivered pursuant to Section 5.1(a) or (b), as the case may be.

            "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

            "Applicable Margin" shall mean, as of any date, with respect to all LIBOR Borrowings and the letter of credit fee, as the case may be, a percentage per annum determined by reference to the applicable Leverage Ratio in effect on such date as set forth on Schedule I; provided, that a change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective on the first day of the first Fiscal Quarter after which the Borrower delivers the financial statements required by Section 5.1(a) or (b) and the Compliance Certificate required by Section 5.1 (c); provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Level V as set forth on Schedule I until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the Closing Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending May 2, 2003 are required to be delivered shall be at Level III as set forth on Schedule I.

            "Applicable Percentage" shall mean, as of any date, with respect to the commitment fee as of any date, the percentage per annum determined by reference to the applicable Leverage Ratio in effect on such date as set forth on Schedule I; provided, that a change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective on the first day of the first Fiscal Quarter after which the Borrower delivers the financial statements required by Section 5.1(a) or (b) and the Compliance Certificate required by
Section 5.1 (c); provided, further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate, the Applicable Percentage shall be at Level V as set forth on Schedule I until such time as such financial statements and certificate are delivered, at which time the Applicable Percentage shall be determined as provided above.


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Notwithstanding the foregoing, the Applicable Percentage for the commitment fee from the Closing Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending May 2, 2003 are required to be delivered shall be at Level III as set forth on Schedule I.

            "Approved Fund" shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

            "Asset Coverage Ratio" shall mean, as of any date, the ratio of (i) the net book value of total current assets of the Borrower and its Subsidiaries, excluding all assets of Securitization Subsidiaries, to (ii) all Indebtedness of the Borrower and its Subsidiaries, excluding all Indebtedness attributable to Securitization Transactions, in each case measured as of such date on a consolidated basis in accordance with GAAP.

            "Asset Value" shall mean, with respect to any property or asset of the Borrower or any Subsidiary as of any particular date, an amount equal to the greater of (i) the net book value of such property or asset as of such date as established in accordance with GAAP, and (ii) the fair market value of such property or asset as of such date as determined in good faith by the board of directors of the Borrower or such Subsidiary.

            "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4(b)) and accepted by the Administrative Agent, in the form of Exhibit D attached hereto or any other form approved by the Administrative Agent.

            "Availability Period" shall mean the period from the Closing Date to the Revolving Commitment Termination Date.

            "Base Rate" shall mean the higher of (i) the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%). The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate. Each change in the Administrative Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

            "Borrower" shall have the meaning set forth in the introductory paragraph hereof.

            "Borrowing" shall mean a borrowing consisting of (i) Loans of the same Class and Type, made, converted or continued on the same date and in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or
(ii) a Swingline Loan.

            "Business Day" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close and

(ii) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice with respect to any of the foregoing, any day on which dealings in Dollars are carried on in the London interbank market.

            "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Capital Stock" shall mean any non-redeemable capital stock (or in the case of a partnership or limited liability company, the partners' or members' equivalent equity interest) of the Borrower or any of its Subsidiaries (to the extent issued to a Person other than the Borrower), whether common or preferred.

            "Change in Control" shall mean the occurrence of one or more of the following events: (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Hughes Family shall become the "beneficial owner(s)" (as defined in said Rule 13(d)(3)) of more than 25% or more of the shares of the outstanding common stock of the Borrower entitled to vote for members of the Borrower's board of directors, (ii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (a) nominated by the current board of directors nor (b) appointed by directors so nominated or (iii) any event or condition shall occur or exist which, pursuant to the terms of any Change in Control Provision, requires or permits the holder(s) of Indebtedness of the Borrower or any of its Subsidiaries to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect.

            "Change in Control Provision" shall mean any term or provision contained in any indenture, debenture, note, or other agreement or document evidencing or governing Indebtedness of Borrower evidencing debt or a commitment to extend loans in excess of $5,000,000 which requires, or permits the holder(s) of such Indebtedness of Borrower to require that such Indebtedness of Borrower be redeemed, repurchased, defeased, prepaid or repaid, either in whole or in part, or the maturity of such Indebtedness of Borrower to be accelerated in any respect, as a result of a change in ownership of the capital stock of Borrower or voting rights with respect thereto.

            "Change in Law" shall mean (i) the adoption of any applicable law, rule or regulation after the date of this Agreement, (ii) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (iii) compliance by any Lender (or its Applicable Lending Office) or the Issuing Bank (or for purposes of Section 2.19(b), by such Lender's or the Issuing Bank's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.


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

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Bid Loans or Swingline Loans and when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Swingline Commitment.

            "Closing Date" shall mean the date on which the conditions precedent set forth in Section 3.1 and Section 3.2 have been satisfied or waived in accordance with Section 10.2.

            "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

            "Commitment" shall mean a Revolving Commitment or a Swingline Commitment or any combination thereof (as the context shall permit or require).

            "Competitive Bid" shall mean an offer by a Lender to make a Competitive Bid Loan substantially in the form of Exhibit 2.7-C, to be delivered by a Lender to the Administrative Agent in response to a Competitive Bid Request.

            "Competitive Bid Loan" shall mean a Loan made pursuant to Section
2.7.

            "Competitive Bid Loan Limit" shall mean $50,000,000.

            "Competitive Bid Note" shall mean a promissory note of the Borrower payable to the order of any requesting Lender in the principal amount of the Aggregate Revolving Commitments, in substantially the form of Exhibit B.

            "Competitive Bid Rate" shall mean, with respect to any Competitive Bid, the rate of interest applicable to such Competitive Bid Loan, as specified by the Lender making such Competitive Bid.

            "Competitive Bid Request" shall mean a request for a proposed Competitive Bid Rate at which a Competitive Bid Loan may be made, substantially in the form of Exhibit 2.7-A submitted by the Borrower to the Administrative Agent in accordance with Section 2.7.

            "Compliance Certificate" shall mean a certificate from the principal executive officer and the principal financial officer of the Borrower in the form of, and containing the certifications set forth in, the certificate attached hereto as Exhibit 5.1(c).

            "Consolidated EBITDAR" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated EBITR for such period plus (ii) to the extent deducted in determining Consolidated EBITR, depreciation and amortization determined on a consolidated basis in accordance with GAAP for such period.

            "Consolidated EBITR" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period, (A) Consolidated Interest Expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP and (C) Consolidated Rental Expense.

            "Consolidated Fixed Charges" shall mean, for the Borrower and its Subsidiaries for any period, the sum (without duplication) of (i) Consolidated Interest Expense for such period, plus (ii) Consolidated Rental Expense for such period.

            "Consolidated Interest Expense" shall mean, for any period of the Borrower, total interest expense of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, and including without limitation or duplication, interest expense attributable to Capital Lease Obligations, any program costs incurred by the Borrower in connection with a Securitization Transactions and any interest expense attributable to Hedging Transactions.

            "Consolidated Net Income" shall mean, for the Borrower and its Subsidiaries for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period (taken as a single accounting period) determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any items of gain or loss which were included in determining such Consolidated Net Income and were not realized in the ordinary course of business or the result of a sale of assets other than in the ordinary course of business and (ii) any income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary, or is merged into or consolidated with Borrower or any Subsidiary, on the date that such Person's assets are acquired by the Borrower or any Subsidiary.

            "Consolidated Net Worth" shall mean, as of any date, the Borrower's total shareholder's equity of such date as determined in accordance with GAAP.

            "Consolidated Rental Expense" shall mean, for the Borrower and its Subsidiaries for any period, the total operating lease expense for such period, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Total Capital" shall mean, as of any date, the sum of
(i) Consolidated Total Funded Debt as of such date and (ii) Consolidated Net Worth as of such date.

            "Consolidated Total Funded Debt" shall mean, as of any date, all Indebtedness of the Borrower and its Subsidiaries other than Indebtedness of the type described in subsections (vi) and (vii) of the definition thereto, but including, without limitation, all Loans and Letters of Credit.

            "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound.

            "Default" shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

            "Default Interest" shall have the meaning set forth in Section 2.14(d).

            "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

            "Eligible Assignee" shall mean (i) a Lender; (ii) an Affiliate of a Lender; (iii) an Approved Fund; and (iv) any other Person (other than a natural Person) approved by the Administrative Agent, the Issuing Bank, and unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed). If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in paragraph (b)(i) of Section 10.4), the Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

            "Environmental Laws" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) any actual or alleged exposure to any Hazardous Materials, (iv) the Release or threatened Release of any Hazardous Materials or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

            "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA Event" shall mean (i) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "Eurodollar" when used in reference to any Loan or Borrowing (including any Competitive Bid Loan or Borrowing), refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate.

            "Eurodollar Reserve Percentage" shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Event of Default" shall have the meaning set forth in Section 8.1.

            "Excluded Taxes" shall mean with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Lender is located and (iii) in the case of a Foreign Lender, any withholding tax that (x) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement, (y) is imposed on amounts payable to such Foreign Lender at any time that such Foreign Lender designates a new lending office, other than taxes that have accrued prior to the designation of such lending office that are otherwise not Excluded Taxes, and (z) is attributable to such Foreign Lender's failure to comply with Section 2.21(e).

            "Existing Credit Agreement" shall mean that certain Revolving Credit Agreement, dated as of January 26, 1999, by and among the Borrower, the banks from time to time party thereto and SunTrust Bank as administrative agent, as amended or modified prior to the date hereof.

            "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

            "Fee Letter" shall mean that certain fee letter, dated as of February 7, 2003, executed by SunTrust Capital Markets, Inc. and SunTrust Bank and accepted by Borrower.

            "Financial Letters of Credit" shall mean, collectively, (i) all standby letters of credit issued for the account of the Borrower or any of its Subsidiaries, other than standby letters of credit supporting obligations incurred in the ordinary course of business of the types referred to in clauses
(iii) and (iv) of the definition of Permitted Encumbrances, as well as liability insurance, and (ii) all direct pay letters of credit issued for the account of the Borrower or any of its Subsidiaries supporting financing arrangements, including industrial development revenue bonds; provided, however, that the term Financial Letters of Credit shall exclude all trade letters of credit issued for the account of the Borrower or any of its Subsidiaries.

            "Fiscal Quarter" shall mean any fiscal quarter of the Borrower.

            "Fiscal Year" shall mean any fiscal year of the Borrower.

            "Fixed Charge Coverage Ratio" shall mean, as of any date, the ratio of (a) Consolidated EBITDAR to (b) Consolidated Fixed Charges, in each case measured for the four consecutive Fiscal Quarters ending on or immediately prior to such date.

            "Foreign Lender" shall mean any Lender that is not a United States person under Section 7701(a)(3) of the Code.

            "Foreign Subsidiary" shall mean any Subsidiary that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia.

            "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

            "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

            "Hazardous Materials" shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Obligations" of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (i) any and all Hedging Transactions, (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (iii) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions, including without limitation any promissory notes issued to pay the Net Mark-to-Market Exposure of any Hedging Transaction that is terminated.

            "Hedging Transaction" of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a derivative instrument as defined under FAS 133 as applied under GAAP.

            "Hughes Family" shall mean (i) David H. Hughes, Vincent S. Hughes and Russell V. Hughes, (ii) any of their direct family members (including, without limitation, lineal ancestors and descendants, siblings, and lineal descendants of siblings), (iii) any trusts and profit-sharing plans and stock option plans established for the sole benefit of the foregoing and (iv) the heirs and personal representatives of the foregoing.

            "Indebtedness" of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business; provided, that for purposes of Section 8.1(f), trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of Financial Letters of Credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person and (x) Off-Balance Sheet Debt. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

            "Indemnity and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement, dated as of the date hereof and substantially in the form of Exhibit F, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.

            "Indemnity and Contribution Agreement Supplement" shall mean each supplement substantially in the form of Annex I to the Indemnity and Contribution Agreement executed and delivered by a Subsidiary of the Borrower pursuant to Section 5.10.

            "Information Memorandum" shall mean the Confidential Information Memorandum dated February 2003 relating to the Borrower and the transactions contemplated by this Agreement and the other Loan Documents.

            "Interest Period" shall mean (a) with respect to any Eurodollar Borrowing, a period of one, two, three or six months; provided, that:

            (i) the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

            (ii) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day;

            (iii) any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

            (iv) no Interest Period may extend beyond the Revolving Commitment Termination Date;

(b) with respect to any Competitive Bid Loan, such period as the Borrower shall request and the applicable Lender shall accept; provided, however, that (i) no Interest Period for Competitive Bid Loans shall exceed 180 days, (ii) no such Interest Period shall extend beyond the Revolving

Commitment Termination Date and (iii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day and (c) with respect to any Swingline Loan, such period as the Borrower and the Swingline Lender shall agree.

            "Issuing Bank" shall mean SunTrust Bank or any other Lender, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.23.

            "LC Commitment" shall mean that portion of the Aggregate Revolving Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $5,000,000.

            "LC Disbursement" shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit.

            "LC Documents" shall mean the Letters of Credit and all applications, agreements and instruments relating to the Letters of Credit.

            "LC Exposure" shall mean, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender shall be its Pro Rata Share of the total LC Exposure at such time.

            "Lenders" shall have the meaning set forth in the introductory paragraph hereof and shall include, where appropriate, the Swingline Lender and each Additional Lender that joins this Agreement pursuant to Section 2.4 and
Section 10.4.

            "Letter of Credit" shall mean any stand-by letter of credit issued pursuant to Section 2.23 by the Issuing Bank for the account of the Borrower pursuant to the LC Commitment.

            "Leverage Ratio" shall mean, as of any date, the ratio of (i) Consolidated Total Funded Debt as of such date to (ii) Consolidated Total Capital as of such date.

            "LIBOR" shall mean, for any applicable Interest Period with respect to any Eurodollar Loan, the British Bankers' Association Interest Settlement Rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Bankers' Association for the display of such Association's Interest Settlement Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period or if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Loan of the Administrative Agent.

            "Lien" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

            "Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the LC Documents, the Subsidiary Guaranty Agreement, the Indemnity and Contribution Agreement, all Notices of Borrowing, all Notices of
Conversion/Continuation and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

            "Loan Parties" shall mean the Borrower and the Subsidiary Loan Parties.

            "Loans" shall mean all Revolving Loans, Swingline Loans and Competitive Bid Loans in the aggregate or any of them, as the context shall require.

            "Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on,
(i) the business, results of operations, financial condition, assets, liabilities or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties to perform any of their respective obligations under the Loan Documents, (iii) the rights and remedies of the Administrative Agent, the Issuing Bank, Swingline Lender, and the Lenders under any of the Loan Documents or (iv) the legality, validity or enforceability of any of the Loan Documents.

            "Material Indebtedness" shall mean Indebtedness (other than the Loans and Letters of Credit) and Hedging Obligations, of any one or all of the Loan Parties and their Subsidiaries, individually or in an aggregate principal amount exceeding $5,000,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the "principal amount" of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations.

            "Material Subsidiary" shall mean at any time any direct or indirect Subsidiary of the Borrower (i) having or acquiring total assets in excess of $1,000,000 or (ii) that accounted for or produced more than 5% of the Consolidated EBITR of the Borrower and its Subsidiaries determined on a consolidated basis during any of the three most recently completed Fiscal Years; provided, however, that the term "Material Subsidiary" shall be deemed to exclude any Securitization Subsidiary.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "Net Mark-to-Market Exposure" of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. "Unrealized losses" shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date).

            "Notes" shall mean, collectively, the Revolving Credit Notes, the Competitive Bid Notes and the Swingline Note.

            "Notice of Conversion/Continuation" shall have the meaning set forth in Section 2.9(b).

            "Notice of Revolving Borrowing" shall have the meaning set forth in
Section 2.3.

            "Notice of Swingline Loan" shall have the meaning set forth in
Section 2.5.

            "Notices of Borrowing" shall mean, collectively, the Notices of Revolving Borrowing, the Competitive Bid Requests, and the Notices of Swingline Loan.

            "Obligations" shall mean all amounts owing by the Borrower to the Administrative Agent, the Issuing Bank or any Lender (including the Swingline Lender) pursuant to or in connection with this Agreement or any other Loan Document, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, and all Hedging Obligations owed to the Administrative Agent, any Lender or any of their Affiliates relating to Revolving Loans made hereunder, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing, together with all renewals, extensions, modifications or refinancings thereof.

            "Off-Balance Sheet Debt" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, including without limitation with respect to a Securitization Transaction, (ii) any Synthetic Lease Obligation or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person under GAAP, provided, however, that any liability of such Person with respect to sale and leaseback transactions shall be excluded from this definition.

            "OSHA" shall mean the Occupational Safety and Health Act of 1970, as amended from time to time, and any successor statute.

            "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

            "Participant" shall have the meaning set forth in Section 10.4(c).

            "Payment Office" shall mean the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

            "Permitted Encumbrances" shall mean:

            (i) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and similar Liens arising by operation of law in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (iv) deposits to secure the performance of bids, trade contracts, insurance contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (v) judgment and attachment liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and

            (vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole;

provided, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

            "Permitted Investments" shall mean:

            (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

            (ii) commercial paper having a rating of at least A-1/P-2, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

            (iii) certificates of deposit, bankers' acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

            (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

            (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

            "Permitted Subordinated Debt" shall mean any Indebtedness of the Borrower or any Subsidiary (i) that is expressly subordinated to the Obligations and all guarantees thereof on terms and conditions satisfactory to the Administrative Agent and the Required Lenders in all respects, including without limitation with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and subordination provisions, as evidenced by the written approval by the Administrative Agent and the Required Lenders.

            "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

            "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Pro Rata Share" shall mean with respect to any Revolving Commitment, Loans, other Revolving Credit Exposure, or any payments or prepayments related to the foregoing, of any Lender at any time, a percentage, the numerator of which shall be such Lender's Commitment (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Revolving Credit Exposure), and the denominator of which shall be the sum of such Commitments of all Lenders (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, the Revolving Credit Exposure of all Lenders).

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

            "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

            "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Release" shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

            "Required Lenders" shall mean, at any time, Lenders holding more than 50% of the aggregate outstanding Revolving Commitments at such time or if the Lenders have no Revolving Commitments outstanding, then Lenders holding more than 50% of the aggregate Revolving Credit Exposure and Competitive Bid Loans of all Lenders.

            "Requirement of Law" for any Person shall mean the articles or certificate of incorporation, bylaws, partnership certificate and agreement, or limited liability company certificate of organization and agreement, as the case may be, and other organizational and governing documents of such Person, and any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible Officer" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the compliance certificate, the chief executive officer and the chief financial officer of the Borrower.

            "Restricted Payment" shall have the meaning set forth in Section
7.5.

            "Revolving Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to participate in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Annex I, as such annex may be amended pursuant to Section 2.4 or through an assignment of an existing Revolving Commitment, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance executed by such Person as an assignee, as the same may be increased or deceased pursuant to terms hereof.

            "Revolving Commitment Termination Date" shall mean the earliest of
(i) March 26, 2007, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.10 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

            "Revolving Credit Availability Period" shall mean the period from the Closing Date to the Revolving Commitment Termination Date.

            "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans, LC Exposure and Swingline Exposure.

            "Revolving Credit Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's Revolving Commitment, in substantially the form of Exhibit A.

            "Revolving Loan" shall mean a loan made by a Lender (other than the Swingline Lender) to the Borrower under its Revolving Commitment, which may either be a Base Rate Loan or a Eurodollar Loan.

            "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies.

            "Securitization Subsidiary" shall mean any Subsidiary of the Borrower that is a special purpose entity formed for the purpose of acquiring accounts receivable and related rights from the Borrower or one or more of its other Subsidiaries.

            "Securitization Transaction" shall mean any limited recourse or non-recourse sale, assignment or contribution of accounts receivable and related rights of the Borrower or one or more of its Subsidiaries to any Securitization Subsidiary in connection with the issuance of Indebtedness by such Securitization Subsidiary secured by such assets, the proceeds of which are to be made available, directly or indirectly, to the Borrower or such Subsidiaries. The "amount" or "principal amount" of any Securitization Transaction shall be deemed at any time to be the aggregate principal or stated amount of the Indebtedness owing by such Securitization Subsidiary to any Person other than the Borrower or another Subsidiary.

            "Subordinated Debt Documents" shall mean any indenture, agreement or similar instrument governing any Permitted Subordinated Debt.

            "Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

            "Subsidiary Guaranty Agreement" shall mean the Subsidiary Guaranty Agreement, dated as of the date hereof and substantially in the form of Exhibit E, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Lenders.

            "Subsidiary Guaranty Supplement" shall mean each supplement substantially in the form of Annex I to the Subsidiary Guaranty Agreement executed and delivered by a Subsidiary of the Borrower pursuant to Section 5.10.

            "Subsidiary Loan Party" shall mean any Material Subsidiary and any other Subsidiary that guarantees the Obligations.

            "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $10,000,000.

            "Swingline Exposure" shall mean, with respect to each Lender, the principal amount of the Swingline Loans in which such Lender is legally obligated either to make a Base Rate Loan or to purchase a participation in accordance with Section 2.6, which shall equal such Lender's Pro Rata Share of all outstanding Swingline Loans.

            "Swingline Lender" shall mean SunTrust Bank

            "Swingline Loan" shall mean a loan made to the Borrower by the Swingline Lender under the Swingline Commitment.

            "Swingline Note" shall mean the promissory note of the Borrower payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment, substantially the form of Exhibit C.

            "Swingline Rate" shall mean, for any Interest Period agreed to by the Swingline Lender and the Borrower, the rate as offered by the Swingline Lender and accepted by the Borrower. The Borrower is under no obligation to accept this rate.

            "Synthetic Lease" shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

            "Synthetic Lease Obligations" shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication, and (ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

            "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Type", when used in reference to a Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

            "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            Section 1.2. Classifications of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g. a "Revolving Loan" or "Competitive Bid Loan") or by Type (e.g. a "Eurodollar Loan" or "Base Rate Loan") or by Class and Type (e.g. "Revolving Eurodollar Loan"). Borrowings also may be classified and referred to by Class (e.g. "Revolving Borrowing") or by Type (e.g. "Eurodollar Borrowing") or by Class and Type (e.g. " Revolving Eurodollar Borrowing").

            Section 1.3. Accounting Terms and Determination. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statement of the Borrower delivered pursuant to Section 5.1(a); provided, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

            Section 1.4. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles,

Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement and (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.

                                   ARTICLE II

                       AMOUNT AND TERMS OF THE COMMITMENTS

            Section 2.1. General Description of Facilities. Subject to and upon the terms and conditions herein set forth, (i) the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender's Revolving Commitment) to make Revolving Loans to the Borrower in accordance with Section 2.2 and to offer in its sole discretion to make Competitive Bid Loans in accordance with Section 2.7, (ii) the Issuing Bank agrees to issue Letters of Credit in accordance with
Section 2.23, (iii) the Swingline Lender agrees to make Swingline Loans in accordance with Section 2.5 and (iv) each Lender agrees to purchase a participation interest in the Letters of Credit and the Swingline Loans pursuant to the terms and conditions hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans, Competitive Bid Loans, Swingline Loans and outstanding LC Exposure exceed at any time the Aggregate Revolving Commitment Amount from time to time in effect.

            Section 2.2. Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Revolving Loans, ratably in proportion to its Pro Rata Share, to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment or (b) the sum of the aggregate Revolving Credit Exposures of all Lenders plus the aggregate principal amount of all Competitive Bid Loans exceeding the Aggregate Revolving Commitment Amount. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided, that the Borrower may not borrow or reborrow should there exist a Default or Event of Default.

            Section 2.3. Procedure for Revolving Borrowings.

            The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Revolving Borrowing substantially in the form of Exhibit 2.3 attached hereto (a "Notice of Revolving Borrowing") (x) prior to 11:00 a.m. (Atlanta, Georgia time) one (1) Business Day prior to the requested date of each Base Rate Borrowing and (y) prior to 11:00 a.m. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of each Eurodollar Borrowing. Each Notice of Revolving Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day),
(iii) the Type of such Revolving Loan comprising such Borrowing and (iv) in the case of a Eurodollar Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each

Revolving Borrowing shall consist entirely of Base Rate Loans or Eurodollar Loans, as the Borrower may request. The aggregate principal amount of each Eurodollar Borrowing shall be not less than $5,000,000 or a larger multiple of $1,000,000, and the aggregate principal amount of each Base Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $100,000; provided, that Base Rate Loans made pursuant to Section 2.5 or Section 2.23(c) may be made in lesser amounts as provided therein. At no time shall the total number of Eurodollar Borrowings and Competitive Bid Loans outstanding at any time exceed ten. Promptly following the receipt of a Notice of Revolving Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Revolving Loan to be made as part of the requested Revolving Borrowing.

            Section 2.4. Increase of Commitments; Additional Lenders.

            (a) So long as no Event of Default has occurred and is continuing, from time to time after the Closing Date, Borrower may, upon at least 30 days' written notice to the Administrative Agent, who shall promptly notify the Lenders, propose to increase the Aggregate Revolving Commitment Amount up to an amount not to exceed $300,000,000 (the amount of any such increase, the "Additional Commitment Amount"). Each Lender shall have the right for a period of 15 days following receipt of such notice, to elect by written notice to the Borrower and the Administrative Agent to increase its Revolving Commitment by a principal amount equal to its Pro Rata Share of the Additional Commitment Amount. In the event that the aggregate amount to which the Lenders are willing to increase the Revolving Commitments is less than the Additional Commitment Amount based on the written notices delivered by the Lenders to the Administrative Agent, the Administrative Agent shall offer to the Lenders who have agreed to increase their Revolving Commitments the opportunity to further increase their Revolving Commitments up to an amount equal to the Additional Commitment Amount. Each such Lender shall promptly respond in writing to the Administrative Agent of whether it will agree to further increase its Revolving Commitment and by what amount it will agree to further increase its Revolving Commitment. Within five (5) Business Days after receipt of all responses from such Lenders, the Administrative Agent shall inform the Borrower and all Lenders in writing of the amount by which each Lender will increase its Revolving Commitment. No Lender (or any successor thereto) shall have any obligation to increase its Revolving Commitment or its other obligations under this Agreement and the other Loan Documents, and any decision by a Lender to increase its Revolving Commitment shall be made in its sole discretion independently from any other Lender. Decisions to increase a Revolving Loan Commitment must be affirmatively communicated in writing and shall not be presumed based upon a failure to respond to Borrower's request.

            (b) If the existing Lenders do not elect to increase the Aggregate Revolving Commitment Amount by the Additional Commitment Amount pursuant to subsection (a) of this Section, the Borrower shall have the right, within sixty days (60) after receipt of such notice from the Administrative Agent, to obtain additional Revolving Commitments from one or more other banks or financial institutions (each, an "Additional Lender") to the extent necessary to increase the Aggregate Revolving Commitment Amount by the Additional Commitment Amount; provided, however, that each Additional Lender must (i) be acceptable to the Administrative Agent and (ii) become a party to this Agreement pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent. The sum of the increases in the

Revolving Commitments of the existing Lenders pursuant to subsection (a) plus the Revolving Commitments of the Additional Lenders shall not in the aggregate exceed the Additional Commitment Amount.

            (c) An increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.4 shall become effective upon the receipt by the Administrative Agent of an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Lender and by each other Lender whose Revolving Commitment is to be increased, setting forth the new Revolving Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the increase in the Revolving Commitments and such opinions of counsel for the Borrower with respect to the increase in the Revolving Commitments as the Administrative Agent may reasonably request. . Upon the acceptance of any such agreement by the Administrative Agent, the Aggregate Revolving Commitment Amount shall automatically be increased by the amount of the Revolving Commitments added through such agreement and Annex I shall automatically be deemed amended to reflect the Revolving Commitments of all Lenders after giving effect to the addition of such Revolving Commitments.

            (d) Upon any increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.4 that is not pro rata among all Lenders,
(x) within five Business Days, in the case of any Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of any Eurodollar Loans then outstanding, the Borrower shall prepay such Loans in their entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article III, the Borrower shall reborrow Loans from the Lenders in proportion to their respective Revolving Commitments after giving effect to such increase, until such time as all outstanding Loans are held by the Lenders in such proportion and (y) effective upon such increase, the amount of the participations held by each Lender in each Letter of Credit then outstanding shall be deemed adjusted such that, after giving effect to such adjustments, the Lenders shall hold participations in each such Letter of Credit in the proportion its respective Revolving Commitment bears to the aggregate Revolving Commitments after giving effect to such increase.

            Section 2.5. Swingline Commitment. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time not to exceed the lesser of
(i) the Swingline Commitment then in effect and (ii) the difference between the Aggregate Revolving Commitment Amount and the sum of (x) the aggregate Revolving Credit Exposures of all Lenders and (y) the outstanding Competitive Bid Loans; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. The Borrower shall be entitled to borrow, repay and reborrow Swingline Loans in accordance with the terms and conditions of this Agreement.

            Section 2.6. Procedure for Swingline Loan; Etc. (a) The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan substantially in the form of Exhibit 2.6 attached hereto ("Notice of

Swingline Loan") prior to 2:00 p.m. (Atlanta, Georgia time) on the requested date of each Swingline Loan. Each Notice of Swingline Loan shall be irrevocable and shall specify: (i) the principal amount of such Swingline Loan, (ii) the date of such Swingline Loan (which shall be a Business Day) and (iii) the account of the Borrower to which the proceeds of such Swingline Loan should be credited. The Administrative Agent will promptly advise the Swingline Lender of each Notice of Swingline Loan. Each Swingline Loan shall accrue interest at the Base Rate or any other interest rate as agreed between the Borrower and the Swingline Lender and shall have an interest period as agreed between the Borrower and the Swingline Lender. The aggregate principal amount of each Swingline Loan shall be not less than $100,000 or a larger multiple of $50,000, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. The Swingline Lender will make the proceeds of each Swingline Loan available to the Borrower in Dollars in immediately available funds at the account specified by the Borrower in the applicable Notice of Swingline Loan not later than 4:00 p.m. (Atlanta, Georgia time) on the requested date of such Swingline Loan.

            (b) The Swingline Lender, at any time and from time to time in its sole discretion, may, on behalf of the Borrower (which hereby irrevocably authorizes and directs the Swingline Lender to act on its behalf), give a Notice of Revolving Borrowing to the Administrative Agent (with a copy to the Borrower) requesting the Lenders (including the Swingline Lender) to make Base Rate Loans in an amount equal to the unpaid principal amount of any Swingline Loan. Each Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Lender in accordance with Section 2.8, which will be used solely for the repayment of such Swingline Loan.

            (c) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Swingline Lender) shall purchase an undivided participating interest in such Swingline Loan in an amount equal to its Pro Rata Share thereof on the date that such Base Rate Borrowing should have occurred. On the date of such required purchase, each Lender shall promptly transfer, in immediately available funds, the amount of its participating interest to the Administrative Agent for the account of the Swingline Lender. If such Swingline Loan bears interest at a rate other than the Base Rate, such Swingline Loan shall automatically become a Base Rate Loan on the effective date of any such participation and interest shall become payable on demand.

            (d) Each Lender's obligation to make a Base Rate Loan pursuant to
Section 2.6(b) or to purchase the participating interests pursuant to Section 2.6(c) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender's Revolving Commitment, (iii) the existence (or alleged existence) of any event or condition which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by the Borrower, the Administrative Agent or any Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline

Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof (i) at the Federal Funds Rate until the second Business Day after such demand and (ii) at the Base Rate at all times thereafter. Until such time as such Lender makes its required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of the unpaid participation for all purposes of the Loan Documents. In addition, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans and any other amounts due to it hereunder, to the Swingline Lender to fund the amount of such Lender's participation interest in such Swingline Loans that such Lender failed to fund pursuant to this Section, until such amount has been purchased in full.

            Section 2.7. Competitive Bid Borrowings.

            (a) Competitive Bid Option. Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Borrower may request the Lenders to submit Competitive Bids. Each Lender may, but shall have no obligation to, make such Competitive Bids, and the Borrower may, but shall have no obligation to, accept any such Competitive Bids. At no time shall the number of Competitive Bid Borrowings outstanding under this Section 2.7, together with all LIBOR Borrowings exceed ten in any case. At no time shall (i) the sum of the aggregate principal amount of outstanding Competitive Bid Loans plus the aggregate Revolving Credit Exposures of all Lenders exceed the Aggregate Revolving Commitment Amount and (ii) the aggregate principal amount of outstanding Competitive Bid Loans exceed the Competitive Bid Loan Limit. A Lender's Competitive Bid Loans shall not be deemed to constitute usage of such Lender's Revolving Commitment, and such Lender shall remain obligated to fund its Pro Rata Share of Revolving Loans and to purchase participations in the LC Exposure and Swingline Exposure.

            (b) Competitive Bid Requests. The Borrower may request Competitive Bids by delivering a duly completed Competitive Bid Request to the Administrative Agent in writing (or by telephone, immediately confirmed in writing). Each Competitive Bid Request shall specify (i) the proposed date of such Borrowing (which shall be a Business Day), (ii) the aggregate amount of such Borrowing, and (iii) the duration of the Interest Period or Interest Periods applicable thereto, and shall otherwise comply with notice requirements of each respective Lender, which shall be communicated by Lenders to the Administrative Agent and the Borrower from time to time. A Competitive Bid Request which does not conform substantially to the form of Exhibit 2.7-A may be rejected by the Administrative Agent in its sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy. Promptly after its receipt of a Competitive Bid Request which is not rejected, the Administrative Agent shall promptly notify each Lender the details thereof by telecopy, inviting the Lenders to submit Competitive Bids, in a notice substantially similar to the form of Exhibit 2.7-B.

            (c) Competitive Bids.

            (i) Each Lender may, but shall have no obligation to, submit one or more Competitive Bids, each containing an irrevocable offer to make a Competitive Bid Loan in response to a Competitive Bid Request; provided, that if the Borrower's Competitive Bid Request specified more than one Interest Period, such Lender may make a single submission containing a separate offer for each Interest Period and each such separate offer shall be deemed to be a separate Competitive Bid. Each Competitive Bid by a Lender must be received by the Borrower directly by telecopy not later than 11:30 a.m. (Atlanta, Georgia time) on the proposed date of Borrowing.

            (ii) Each Competitive Bid shall specify (A) the principal amount of each Competitive Bid Loan, the Interest Period applicable thereto and the aggregate principal amount of all Competitive Bid Loans for all Interest Periods (which principal amount may be greater than the Revolving Commitment of such Lender but which may not exceed the aggregate principal amount of Competitive Bid Loans for each Interest Period for which Competitive Bid Requests were requested) and (B) the Competitive Bid Rate or Rates at which such Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places). Competitive Bids that do not conform substantially to Exhibit 2.7-C may be rejected by the Borrower, and the Borrower shall notify the applicable Lender as promptly as possible.

            (iii) No Competitive Bid shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Request, and in particular, no Competitive Bid may be conditioned upon the acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which the Competitive Bid was made.

            (d) Acceptance by Borrower. The Borrower may accept or reject any Competitive Bid; provided, that (i) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Bid Borrowing specified in the related Competitive Bid Request, and
(ii) the aggregate amount of all Competitive Bid Loans, after giving effect to the loans to be made after such Competitive Bids are accepted, (A) would not exceed the Competitive Bid Loan Limit, and (B) together with all Revolving Credit Exposure outstanding at such time would not exceed the Aggregate Revolving Commitment Amount.

            (e) The Borrower shall promptly notify by telecopy each Lender that made a Competitive Bid (with a copy to the Agent) whether its Competitive Bid was accepted (and if so, the amount and the duration of the Interest Period or Periods so accepted), and shall promptly notify the Administrative Agent of the amounts of the Competitive Bids accepted, not later than 1:30 p.m. (Atlanta, Georgia time) on the date of the proposed Competitive Bid Borrowing

            (f) Upon receipt of notice from the Borrower described in clause (e) above, each successful bidding Lender will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Bid Loan in respect of which its Competitive Bid was accepted. Each such Lender shall, not later than 2:30 p.m. (Atlanta, Georgia time) on the date specified for the making of such Competitive Bid Loan, make the amount of such Loan available to the Borrower in immediately available funds in U.S. Dollars at the account specified by the Borrower.

            Section 2.8. Funding of Borrowings.

            (a) Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds in U.S. Dollars by 11:00 a.m. (Atlanta, Georgia time) to the Administrative Agent at the Payment Office; provided, that the Swingline Loans will be made as set forth in Section 2.6. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent.

            (b) Unless the Administrative Agent shall have been notified by any Lender prior to 5:00 p.m. (Atlanta, Georgia time) one (1) Business Day prior to the date of a Borrowing in which such Lender is to participate that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate until the second Business Day after such demand and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

            (c) All Revolving Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. All Competitive Bid Borrowings shall be made severally by the Lenders whose Competitive Bids were accepted by the Borrower. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

            Section 2.9. Interest Elections.

            (a) Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing, and in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall NOT apply to Competitive Bid Borrowings or Swingline Loans, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing substantially in the form of
Exhibit 2.9 attached hereto (a "Notice of Conversion/Continuation") that is to be converted or continued, as the case may be, (x) prior to 11:00 a.m. (Atlanta, Georgia time) one (1) Business Day prior to the requested date of a conversion into a Base Rate Borrowing and (y) prior to 11:00 a.m. (Atlanta, Georgia time) three (3) Business Days prior to a continuation of or conversion into a Eurodollar Borrowing. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Continuation/Conversion applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Continuation/Conversion, which shall be a Business Day, (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period". If any such Notice of Continuation/Conversion requests a Eurodollar Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurodollar Borrowings and Base Rate Borrowings set forth in Section 2.3.

            (c) If, on the expiration of any Interest Period in respect of any Eurodollar Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a Eurodollar Borrowing if a Default or an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Eurodollar Loans shall be permitted except on the last day of the Interest Period in respect thereof.

            (d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            Section 2.10. Optional Reduction and Termination of Commitments.

            (a) Unless previously terminated, all Revolving Commitments (including the LC Commitment and the Swingline Commitment) shall terminate on the Revolving Commitment Termination Date.

            (b) Upon at least three (3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), the Borrower may reduce the Aggregate Revolving Commitments in part or terminate the Aggregate Revolving Commitments in whole; provided, that (i) any partial reduction shall apply to reduce proportionately and permanently the Revolving Commitment of each Lender, (ii) any partial reduction pursuant to this Section 2.10 shall be in an amount of at least $5,000,000 and any larger multiple of $1,000,000, and (iii) no such reduction shall be permitted which would reduce the Aggregate Revolving Commitment Amount to an amount less than the outstanding Revolving Credit Exposures of all Lenders plus the outstanding principal amount of all Competitive Bid Loans. Any such reduction in the Aggregate Revolving Commitment Amount below the aggregate principal amount of the Swingline Commitment and the LC Commitment shall result in a reduction (rounded to the next lowest integral multiple of $100,000) in the Swingline Commitment and the LC Commitment, proportionate to the unused portion of each such Commitment.

            Section 2.11. Repayment of Loans.

            (a) The outstanding principal amount of all Revolving Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Revolving Commitment Termination Date.

            (b) The principal amount of each Competitive Bid Borrowing shall be due and payable (together with accrued and unpaid interest thereon) on the earlier of (i) the last day of the Interest Period applicable to such Borrowing and (ii) the Revolving Commitment Termination Date.

            (c) The principal amount of each Swingline Loan shall be due and payable (together with accrued interest thereon) on the earlier of (i) the last day of the interest period applicable to such Borrowing and (ii) the Revolving Commitment Termination Date.

            Section 2.12. Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Revolving Commitment of each Lender, (ii) the amount of each Loan made hereunder by each Lender, the Class and Type thereof and the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.9, (iv) the date of each conversion of all or a portion thereof to another Type pursuant to Section 2.9, (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

            (b) At the request of any Lender (including the Swingline Lender) at any time, the Borrower agrees that it will execute and deliver to such Lender a Revolving Credit Note, and/or a Competitive Bid Note and, in the case of the Swingline Lender only, a Swingline Note, payable to the order of such Lender.

            Section 2.13. Optional Prepayments.

            (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of prepayment of any Eurodollar Borrowing, 11:00 a.m. (Atlanta, Georgia time) not less than three (3) Business Days prior to any such prepayment, (ii) in the case of any prepayment of any Base Rate Borrowing, not less than one Business Day prior to the date of such prepayment, and (iii) in the case of Swingline Loans, prior to 11:00 a. m. on the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.14(e); provided, that if a Eurodollar Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section
2.20. Each partial prepayment of any Loan (other than a Swingline Loan) shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type pursuant to Section 2.3 or in the case of a Swingline Loan pursuant to Section 2.6. Each prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing.

            (b) The Borrower may not prepay any Competitive Bid Loan except with the prior written consent of the affected Lender.

            Section 2.14. Interest on Loans.

            (a) The Borrower shall pay interest on each Base Rate Loan at the Base Rate in effect from time to time and on each Eurodollar Loan at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan, plus, in the case of a Eurodollar Loan, the Applicable Margin in effect from time to time.

            (b) The Borrower shall pay interest on each Competitive Bid Eurodollar Loan at the Competitive Bid Rate quoted by the Lender making such Loan pursuant to Section 2.7(c) and accepted by the Borrower pursuant to Section 2.7(d).

            (c) The Borrower shall pay interest on each Swingline Loan at the Swingline Rate in effect from time to time.

            (d) Notwithstanding clause (a) and (b) above, while an Event of Default exists or after acceleration, at the option of the Required Lenders, the Borrower shall pay interest ("Default Interest") with respect to all Eurodollar Loans and Competitive Bid Loans at the rate otherwise applicable for the then-current Interest Period plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans (including all Swingline Loans) and all other Obligations hereunder (other than Loans and LC Exposure), at an all-in rate in effect for Base Rate Loans, plus an additional 2% per annum.

            (e) Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable quarterly in arrears on the last day of each Fiscal Quarter and on the Revolving Commitment Termination Date, as the case may be. Interest on all outstanding Eurodollar Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Eurodollar Loans having an Interest Period in excess of three months or 90 days, respectively, on each day which occurs every three months or 90 days, as the case may be, after the initial date of such Interest Period, and on the Revolving Commitment Termination Date. Interest on each Swingline Loan shall be payable on the maturity date of such Loan, which shall be the last day of the Interest Period applicable thereto, and on the Revolving Commitment Termination Date. Interest on any Loan which is converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

            (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error.

            Section 2.15. Fees.

            (a) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing by the Borrower and the Administrative Agent.

            (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Percentage per annum (determined daily in accordance with Schedule I) on the daily amount of the unused Revolving Commitment of such Lender during the Availability Period. For purposes of computing commitment fees with respect to the Revolving Commitments, the Revolving Commitment of each Lender shall be deemed used to the extent of the outstanding Revolving Loans and LC Exposure, but not Swingline Exposure or Competitive Bid Loans, of such Lender.

            (c) The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to its participation in each Letter of Credit, which shall accrue at a rate per annum equal to the Applicable Margin for Eurodollar Loans then in effect on the average daily amount of such Lender's LC Exposure attributable to each Letter of Credit during the period from and including the date of issuance of such Letter of Credit to but excluding the date on which such Letter of Credit expires or is drawn in full (including without limitation any LC Exposure that remains outstanding after the Revolving Commitment Termination Date) and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure during the Availability Period (or until the date that such Letter of Credit is irrevocably cancelled, whichever is later), as well as the Issuing Bank's standard fees with respect to issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Notwithstanding the foregoing, if the Required Lenders elect to increase interest on the Loans to the Default Interest pursuant to Section 2.14(d), the letter of credit fees payable pursuant to clause (i) above shall automatically be increased by an additional 2% per annum.

            (d) The Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, the upfront fee previously agreed upon by the Borrower and the Administrative Agent, which shall be due and payable on the Closing Date.

            (e) Accrued fees (other than the upfront fee referenced in paragraph
(d)) shall be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on May 2, 2003 and on the Revolving Commitment Termination Date (and if later, the date the Loans and LC Exposure shall be repaid in their entirety; provided further, that any such fees accruing after the Revolving Commitment Termination Date shall be payable on demand.

            Section 2.16. Computation of Interest and Fees.

            All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Each determination by the Administrative Agent of an interest amount or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

            Section 2.17. Inability to Determine Interest Rates. If prior to the commencement of any Interest Period for any Eurodollar Borrowing,

            (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining LIBOR for such Interest Period, or

            (ii) the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBO Rate does not adequately and fairly reflect the cost to such Lenders (or Lender, as the case may be) of making, funding or maintaining their (or its, as the case may be) Eurodollar Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurodollar Revolving Loans or to continue or convert outstanding Loans as or into Eurodollar Loans shall be suspended and (ii) all such affected Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement. Unless the Borrower notifies the Administrative Agent at least one Business Day before the date of any Eurodollar Revolving Borrowing for which a Notice of Revolving Borrowing has previously been given that it elects not to borrow on such date, then such Revolving Borrowing shall be made as a Base Rate Borrowing.

            Section 2.18. Illegality. If any Change in Law shall make it unlawful or impossible for any Lender to make, maintain or fund any Eurodollar Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Revolving Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended. In the case of the making of a Eurodollar Revolving Borrowing, such Lender's Revolving Loan shall be made as a Base Rate Loan as part of the same Revolving Borrowing for the same Interest Period and if the affected Eurodollar Loan is then outstanding, such Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurodollar Loan if such Lender may lawfully continue to maintain such Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such Eurodollar Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

            Section 2.19. Increased Costs.

            (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBO Rate hereunder against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

            (ii) impose on any Lender or on the Issuing Bank or the eurodollar interbank market any other condition affecting this Agreement or any Eurodollar Loans made by such Lender or any Letter of Credit or any participation therein; and the result of either of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a Eurodollar Loan or to increase the cost to such Lender or the Issuing Bank of participating in or issuing any Letter of Credit or to reduce the amount received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, within five Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital (or on the capital of such Lender's or the Issuing Bank's parent corporation) as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies or the policies of such Lender's or the Issuing Bank's parent corporation with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's parent corporation, as the case may be, specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender or the Issuing Bank, as the case may be, such amount or amounts within 10 days after receipt thereof.

            (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

            Section 2.20. Funding Indemnity. In the event of (a) the payment of any principal of a Eurodollar Loan or a Competitive Bid Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure by the Borrower to borrow, prepay, convert or continue any Eurodollar Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), unless such failure is a result of a Lender failing to make a Eurodollar Borrowing to Borrower, then, in any such event, the Borrower shall compensate each Lender, within five (5) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Eurodollar Loan if such event had not occurred at the Adjusted LIBO Rate applicable to such Eurodollar Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan) over (B) the amount of interest that would accrue on the principal amount of such Eurodollar Loan for the same period if the Adjusted LIBO Rate were set on the date such Eurodollar Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Eurodollar Loan. In the case of a Competitive Bid Loan, such compensation shall include the amount of such losses, costs or expenses as the Lender that made such Competitive Bid Loan may reasonably incur by reason of such prepayment or failure to borrower, including any such losses, costs or expenses incurred in obtaining, liquidating or employing deposits from third parties. A certificate as to any additional amount payable under this
Section 2.20 submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error.

            Section 2.21. Taxes.

            (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or the Issuing Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within five (5) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Code or any treaty to which the United States is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased), as appropriate, two (2) duly completed copies of (i) Internal Revenue Service Form W-8 ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Foreign Lender's conduct of a trade or business in the United States; or (ii) Internal Revenue Service Form W-8 BEN, or any successor form thereto, certifying that such Foreign Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest; or (iii) Internal Revenue Service Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, together with a certificate (A) establishing that the payment to the Foreign Lender qualifies as "portfolio interest" exempt from U.S. withholding tax under Code section 871(h) or 881(c), and (B) stating that (1) the Foreign Lender is not a bank for purposes of Code section 881(c)(3)(A), or the obligation of the Borrower hereunder is not, with respect to such Foreign Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section; (2) the Foreign Lender is not a 10% shareholder of the Borrower within the meaning of Code section 871(h)(3) or 881(c)(3)(B); and (3) the Foreign Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Code section 881(c)(3)(C); or (iv) such other Internal Revenue Service forms as may be applicable to the Foreign Lender, including Forms W-8 IMY or W-8 EXP. Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each such Foreign Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the Internal Revenue Service for such purpose).

            Section 2.22. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.19, 2.20 or 2.21, or otherwise) prior to 2:00 p.m. (Atlanta, Georgia time), on the date when due, in immediately available funds, free and clear of any defenses, rights of set-off, counterclaim, or withholding or deduction of taxes. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.19, 2.20 and 2.21 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

            (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion (each a "Purchasing Lender") shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered or the Purchasing Lender is otherwise required to return or restore any such payment, such participations shall be rescinded and each other Lender shall, promptly after request from the Administrative Agent or the Purchasing Lender, return to the Purchasing Lender the purchase price for such participation to the extent of such recovery or the amount otherwise returned or restored by the Purchasing Lender, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.6(b), 2.23(c) or (d), 2.8(b) or 10.3(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            Section 2.23. Letters of Credit.

            (a) During the Availability Period, the Issuing Bank, in reliance upon the agreements of the other Lenders pursuant to Section 2.23(d), agrees to issue, at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i) each Letter of Credit shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Revolving Commitment Termination Date, (ii) each Letter of Credit shall be in a stated amount of at least $100,000; and (iii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the aggregate LC Exposure would exceed the LC Commitment or (B) the aggregate Revolving Credit Exposure of all Lenders would exceed the Aggregate Revolving Commitment Amount. Upon the issuance of each Letter of Credit each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank without recourse a participation in such Letter of Credit equal to such Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. Each issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Lender by an amount equal to the amount of such participation.

            (b) To request the issuance of a Letter of Credit (or any amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall give the Issuing Bank and the Administrative Agent irrevocable written notice at least three (3) Business Days prior to the requested date of such issuance specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended or renewed, as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit , the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition to the satisfaction of the conditions in Article III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that such Letter of Credit shall be in such form and contain such terms as the Issuing Bank shall approve and that the Borrower shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Issuing Bank shall reasonably require; provided, that in the event of any conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control.

            (c) At least two Business Days prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received such notice and if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Issuing Bank is to issue the requested Letter of Credit (1) directing the Issuing Bank not to issue the Letter of Credit because such issuance is not then permitted hereunder because of the limitations set forth in Section 2.23(a) or that one or more conditions specified in Article III are not then satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue such Letter of Credit in accordance with the Issuing Bank's usual and customary business practices.

            (d) The Issuing Bank shall examine all documents purporting to represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Issuing Bank shall notify the Borrower and the Administrative Agent of such demand for payment and whether the Issuing Bank has made or will make a LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank for any LC Disbursements paid by the Issuing Bank in respect of such drawing, without presentment, demand or other formalities of any kind. Unless the Borrower shall have notified the Issuing Bank and the Administrative Agent prior to 11:00 a.m. (Atlanta, Georgia time) on the Business Day immediately prior to the date on which such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing in funds other than from the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders to make a Base Rate Borrowing on the date on which such drawing is honored in an exact amount due to the Issuing Bank; provided, that for purposes solely of such Borrowing, the conditions precedents set forth in Section 3.2 hereof shall not be applicable. The Administrative Agent shall notify the Lenders of such Borrowing in accordance with Section 2.3, and each Lender shall make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Issuing Bank in accordance with Section 2.8. The proceeds of such Borrowing shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for such LC Disbursement.

            (e) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions, then each Lender (other than the Issuing Bank) shall be obligated to fund the participation that such Lender purchased pursuant to subsection (a) in an amount equal to its Pro Rata Share of such LC Disbursement on and as of the date which such Base Rate Borrowing should have occurred. Each Lender's obligation to fund its participation shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Issuing Bank or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of the Aggregate Revolving Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries, (iv) any breach of this Agreement by the Borrower or any other Lender, (v) any amendment, renewal or extension of any Letter of Credit or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. On the date that such participation is required to be funded, each Lender shall promptly transfer, in immediately available funds, the amount of its participation to the Administrative Agent for the account of the Issuing Bank. Whenever, at any time after the Issuing Bank has received from any such Lender the funds for its participation in a LC Disbursement, the Issuing Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Administrative Agent or the Issuing Bank, as the case may be, will distribute to such Lender its Pro Rata Share of such payment; provided, that if such payment is required to be returned for any reason to the Borrower or to a trustee, receiver, liquidator, custodian or similar official in any bankruptcy proceeding, such Lender will return to the Administrative Agent or the Issuing Bank any portion thereof previously distributed by the Administrative Agent or the Issuing Bank to it.

            (f) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (d) of this Section 2.24 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Rate; provided, that if such Lender shall fail to make such payment to the Issuing Bank within three (3) Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Default Rate.

            (g) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Bank and the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid fees thereon; provided, that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) or (h) of Section 8.1. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Borrower agrees to execute any documents and/or certificates to effectuate the intent of this paragraph. Such deposits shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it had not been reimbursed and to the extent so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy other obligations of the Borrower under this Agreement and the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not so applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

            (h) Promptly following the end of each Fiscal Quarter, the Issuing Bank shall deliver (through the Administrative Agent) to each Lender and the Borrower a report describing the aggregate Letters of Credit outstanding at the end of such Fiscal Quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to such Lender any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

            (i) The Borrower's obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances:

            (i) Any lack of validity or enforceability of any Letter of Credit or this Agreement;

            (ii) The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

            (iii) Any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) Payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document to the Issuing Bank that does not comply with the terms of such Letter of Credit;

            (v) Any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or

            (vi) The existence of a Default or an Event of Default.

Neither the Administrative Agent, the Issuing Bank, the Lenders nor any Related Party of any of the foregoing shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided, that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any actual direct damages (as opposed to special, indirect (including claims for lost profits or other consequential damages), or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, that in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of

Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

            (j) Each Letter of Credit shall be subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time, and, to the extent not inconsistent therewith, the governing law of this Agreement set forth in Section 10.5.

            Section 2.24. Limitation on Certain Payment Obligations.

            (a) Each Lender or Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 2.21 no later than 90 days after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of such Taxes, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or the Administrative Agent for payment of such Taxes.

            (b) Each Lender or the Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 2.20 no later than 90 days after the event giving rise to the claim for indemnification or compensation occurs.

            (c) Each Lender or the Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 2.19 no later than 90 days after such Lender or the Administrative Agent receives actual notice or obtains actual knowledge of the promulgation of a law, role, order or interpretation or occurrence of another event giving rise to a claim pursuant to such sections.

            (d) In the event that the Lenders or the Administrative Agent fail to give Borrower notice within the time limitations prescribed in (a) or (b) above, Borrower shall not have any obligation to pay such claim for compensation or indemnification. In the event that the Lender or the Administrative Agent fail to give Borrower notice within the time limitation prescribed in (c) above, Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand.

                                  ARTICLE III

               CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT

            Section 3.1. Conditions To Effectiveness. The obligations of the Lenders (including the Swingline Lender) to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2).

            (a) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or SunTrust Capital Markets, Inc., as Arranger.

            (b) The Administrative Agent (or its counsel) shall have received the following:

            (i) a counterpart of this Agreement signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

            (ii) if requested by any Lender, duly executed Revolving Credit and/or Competitive Bid Notes payable to such Lender and the Swingline Note payable to the Swingline Lender;

            (iii) the duly executed Subsidiary Guaranty Agreement and Indemnity and Contribution Agreement, executed by each Domestic Subsidiary and acknowledged by the Borrower;

            (iv) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, or partnership agreement or limited liability company operating agreement, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

            (v) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation and a failure to be so qualified would have a Material Adverse Effect;

            (vi) a favorable written opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request;

            (vii) a certificate, dated the Closing Date and signed by a Responsible Officer, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 3.2;

            (viii) a duly executed Notice of Revolving Borrowing;

            (ix) a duly executed funds disbursement agreement;

            (x) certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

            (xi) copies of (A) the internally prepared quarterly financial statements of Borrower and its Subsidiaries on a consolidated basis for the Fiscal Quarter ending on November 1, 2002, and (B) the audited consolidated financial statements for Borrower and its Subsidiaries for the Fiscal Years ended 2000, 2001 and 2002; and

            (xii) certificates of insurance issued on behalf of insurers of the Borrower and all guarantors, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Borrower and all guarantors

            Section 3.2. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

            (a) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall exist; and

            (b) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, extension or renewal of such Letter of Credit, in each case before and after giving effect thereto; and

            (c) since the date of the financial statements of the Borrower described in Section 4.4, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

            (d) the Borrower shall have delivered the required Notice of Borrowing; and

            (e) the Administrative Agent shall have received such other documents, certificates, information or legal opinions as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent or the Required Lenders.

            Each Borrowing and each issuance, amendment, extension or renewal of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs
(a), (b) and (c) of this Section 3.2.

            Section 3.3. Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory in all respects to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

            Section 4.1. Existence; Power. The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

            Section 4.2. Organizational Power; Authorization. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, stockholder, partner or member, action. This Agreement has been duly executed and delivered by the Borrower, and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, valid and binding obligations of the Borrower or such Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            Section 4.3. Governmental Approvals; No Conflicts. The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

            Section 4.4. Financial Statements. The Borrower has furnished to each Lender (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries as of January 25, 2002, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended prepared by PriceWaterhouseCoopers LLP and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of November 1, 2002, and the related unaudited consolidated statements of income and cash flows for the Fiscal Quarter and year-to-date period then ending, certified by a Responsible Officer. Such financial statements fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii). Since January 25, 2002, there have been no changes with respect to the Borrower and its Subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

            Section 4.5. Litigation and Environmental Matters.

            (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document.

            (b) Except for the matters set forth on Schedule 4.5, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, in each case where the effect of the foregoing could reasonably be expected to result in a Material Adverse Effect.

            Section 4.6. Compliance with Laws and Agreements. The Borrower and each Subsidiary is in compliance with (a) all Requirements of Law and all judgments, decrees and orders of any Governmental Authority and (b) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            Section 4.7. Investment Company Act, Etc. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" or is "controlled" by an "investment company", as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (c) otherwise subject to any other regulatory scheme limiting its ability to incur debt or requiring any approval or consent from or registration or filing with, any Governmental Authority in connection therewith.

            Section 4.8. Taxes. The Borrower and its Subsidiaries have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that, to the best knowledge of the executive officers of Borrower and its Subsidiaries, are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (i) to the extent the failure to do so would not have a Material Adverse Effect or (ii) where the same are currently being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as the case may be, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated.

            Section 4.9. Margin Regulations. None of the proceeds of any of the Loans or Letters of Credit will be used, directly or indirectly, for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such terms under Regulation U or for any purpose that violates the provisions of Regulation U. Neither the Borrower nor its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock."

            Section 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

            Section 4.11. Ownership of Property.

            (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, including all such properties reflected in the most recent audited consolidated balance sheet of the Borrower referred to in
Section 4.4 or purported to have been acquired by the Borrower or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens, other than Liens permitted under Section 7.2. All leases that individually or in the aggregate are material to the business or operations of the Borrower and its Subsidiaries are valid and subsisting and are in full force.

            (b) Each of the Borrower and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, trade names, copyrights, franchises, licenses and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe in any material respect on the rights of any other Person.

            (c) The properties of the Borrower and its Subsidiaries are insured within terms reasonably acceptable to the Lenders, with financially sound and reputable insurance companies which are not Affiliates of the Borrower (unless otherwise reasonably acceptable to the Lenders), in such amounts with such deductibles and covering such risks deemed adequate as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or any applicable Subsidiary operates.

            Section 4.12. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments, and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports (including without limitation all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading.

            Section 4.13. Labor Relations. There are no strikes, lockouts or other material labor disputes or grievances against the Borrower or any of its Subsidiaries, or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Borrower or any of its Subsidiaries, or to the Borrower's knowledge, threatened against any of them before any Governmental Authority. All payments due from the Borrower or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower or any such Subsidiary, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

            Section 4.14. Subsidiaries. Schedule 4.14 sets forth the name of, the ownership interest of the Borrower in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party and that is a Material Subsidiary, in each case as of the Closing Date.

            Section 4.15. Insolvency. After giving effect to the execution and delivery of the Loan Documents, the making of the Loans under this Agreement, neither the Borrower nor its Subsidiaries will be "insolvent," within the meaning of such term as defined in ss. 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

            The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder, any Letter of Credit remains outstanding or any Obligation remains unpaid or outstanding:

            Section 5.1. Financial Statements and Other Information. The Borrower will deliver to the Administrative Agent and each Lender:

            (a) as soon as available and in any event within 90 days after the end of each Fiscal Year of Borrower, a copy of the annual audited report for such Fiscal Year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by PriceWaterhouseCoopers LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            (b) as soon as available and in any event within 60 days after the end of each Fiscal Quarter of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous Fiscal Year, all certified by the chief financial officer or treasurer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes;

            (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, (i) a Compliance Certificate signed by the chief executive officer or the chief financial officer of the Borrower and
(ii) a written list of all Material Subsidiaries formed, acquired or created from a transfer of assets or through any other event since the Closing Date with respect to the first delivery of financial statements after the Closing Date and thereafter since the date of the most recently delivered Compliance Certificate, such list to include the name of each new Material Subsidiaries, its state of incorporation, list of its officers and directors and any other information that the Administrative Agent shall reasonably request;

            (d) promptly upon receipt thereof, copies of all reports on the financial statements of the Borrower and its Subsidiaries, submitted by independent public accountants to Borrower in connection with each annual, interim or special audit of Borrower's consolidated financial statements;

            (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said

Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

            (f) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

      So long as the Borrower maintains a site on Intralinks(R) and each Lender has a valid identification number and password with which to access information regarding the Borrower on Intralinks(R), Borrower may satisfy its obligation to deliver the financial statements and other reports and materials referred to in clauses (a), (b) and (e) above by posting such financial statements and other reports and materials and having each Lender notified thereof.

            Section 5.2. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default or Event of Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting the Borrower or any Subsidiary which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any event or any other development by which the Borrower or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

            (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000;

            (e) the occurrence of any default or event of default, or the receipt by Borrower or any of its Subsidiaries of any written notice of an alleged default or event of default, in respect of any Material Indebtedness of the Borrower or any of its Subsidiaries;

            (f) simultaneously with the delivery of each Compliance Certificate, a written list of all Material Subsidiaries formed, acquired, or created from a transfer of assets or through any other event, during the period commencing on the Closing Date and ending on the date on which the first Compliance Certificate is delivered, and thereafter since the date of the most recently delivered Compliance Certificate; such written list shall include the name of each new Material Subsidiary, its state of incorporation, list of its officers and any other information that the Administrative Agent shall reasonably request.

            (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

            Section 5.3. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

            Section 5.4. Compliance with Laws, Etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including without limitation, all Environmental Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            Section 5.5. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

            Section 5.6. Books and Records. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Borrower in conformity with GAAP.

            Section 5.7. Visitation, Inspection, Etc. The Borrower will, and will cause each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to the Borrower; provided, however, if an Event of Default has occurred and is continuing, no prior notice shall be required.

            Section 5.8. Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations, and (c) at all times shall name Administrative Agent as additional insured on all liability policies of the Borrower and its Subsidiaries.

            Section 5.9. Use of Proceeds and Letters of Credit. The Borrower will use the proceeds of all Loans to refinance Indebtedness outstanding under the Existing Credit Agreement, to finance working capital needs and acquisitions permitted under Section 7.4, to support the issuance of commercial paper and for other general corporate purposes of the Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X. All Letters of Credit will be used for general corporate purposes.

            Section 5.10. Additional Subsidiaries.

            (a) If any Subsidiary becomes a Material Subsidiary after the Closing Date, or any Material Subsidiary is acquired or formed after the Closing Date, the Borrower will, simultaneously with delivery of the written list of new Material Subsidiaries required pursuant to Section 5.1(c) above, cause such Material Subsidiary to become a Subsidiary Loan Party by satisfying the requirements of clause (e) below.

            (b) If, at any time, the aggregate revenue or assets (on a non-consolidated basis) of the Borrower and those Subsidiaries that are then Subsidiary Loan Parties are less than the Aggregate Subsidiary Threshold, then the Borrower shall cause one or more other Subsidiaries to become additional Subsidiary Loan Parties, as provided in this Section 5.10, within ten (10) Business Days after such revenues or assets become less than the Aggregate Subsidiary Threshold so that after including the revenue or assets of any such additional Subsidiary Loan Parties, the aggregate revenue or assets (on a non-consolidated basis) of the Borrower and all such Subsidiary Loan Parties would equal or exceed the Aggregate Subsidiary Threshold.

            (c) The Borrower may elect at any time to have any Subsidiary become an additional Subsidiary Loan Party as provided in this Section 5.10.

            (d) Upon the occurrence and during the continuation of any Event of Default, if the Required Lenders so direct, the Borrower shall (i) cause all of its Subsidiaries (other than Securitization Subsidiaries) to become additional Subsidiary Loan Parties, as provided in this Section 5.10, within ten (10) Business Days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent.

            (e) A Subsidiary shall become an additional Subsidiary Loan Party after the Closing Date by executing and delivering to the Administrative Agent a Subsidiary Guaranty Supplement and an Indemnity and Contribution Agreement Supplement, accompanied by (i) all other Loan Documents related thereto, (ii) certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Subsidiaries, and opinions of counsel comparable to those delivered pursuant to Section 3.1(vii), and (iii) such other documents as the Administrative Agent may reasonably request.

            Section 5.11. Ownership of all Subsidiary Loan Parties. Borrower shall maintain its percentage of ownership existing as of the date hereof of all Subsidiary Loan Parties, and shall not decrease its ownership percentage in each Person which becomes a Subsidiary Loan Party after the date hereof, as such ownership exists at the time such Person becomes a Subsidiary Loan Party.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

            The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder, any Letter of Credit remains outstanding or any Obligation remains unpaid or outstanding:

            Section 6.1. Leverage Ratio. The Borrower will maintain at all times a Leverage Ratio of not greater than 0.55:1.00.

            Section 6.2. Fixed Charge Coverage Ratio. The Borrower will maintain, as of the end of each Fiscal Quarter, a Fixed Charge Coverage Ratio of not less than 1.50:1.00.

            Section 6.3. Consolidated Net Worth. The Borrower will maintain at all times a Consolidated Net Worth of not less than the sum of (a) $560,000,000 plus (b) 50% of Consolidated Net Income on a cumulative basis for all preceding Fiscal Quarters, commencing with the Fiscal Quarter ending January 31, 2003; provided, that if Consolidated Net Income is negative in any Fiscal Quarter the amount added for such Fiscal Quarter shall be zero and such negative Consolidated Net Income shall not reduce the amount of Consolidated Net Income added from any previous Fiscal Quarter, plus (c) 100% of the amount by which the Borrower's "total stockholders' equity" is increased as a result of any public or private offering of Capital Stock of the Borrower after the Closing Date. Promptly upon the consummation of any such offering of Capital Stock, the Borrower shall notify the Administrative Agent in writing of the amount of such increase in "total stockholders' equity".

            Section 6.4. Asset Coverage Ratio. The Borrower will maintain at all times an Asset Coverage Ratio of not less than 1.2:1.0.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

            The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder, any Letter of Credit remains outstanding or any Obligation remains outstanding:

            Section 7.1. Indebtedness and Preferred Equity. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness created pursuant to the Loan Documents;

            (b) Indebtedness outstanding on the date hereof or incurred under lines of credit outstanding on the date hereof, in each case as set forth on
Schedule 7.1 and extensions, renewals and replacements of any such Indebtedness and such lines of credit that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

            (c) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvements or extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; provided further, that the aggregate principal amount of such Indebtedness does not exceed $20,000,000 at any time outstanding;

            (d) Indebtedness of the Borrower owing to any Subsidiary and of any Subsidiary owing to the Borrower or any other Subsidiary; provided, that any such Indebtedness that is owed by a Subsidiary that is not a Subsidiary Loan Party shall be subject to Section 7.4;

            (e) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided, that Guarantees by any Loan Party of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party shall be subject to Section 7.4; provided, further, that neither the Borrower nor any of its Subsidiaries shall be permitted to Guarantee any Indebtedness owed by any Securitization Subsidiary;

            (f) Indebtedness of any Person which becomes a Subsidiary after the date of this Agreement; provided, that such Indebtedness exists at the time that such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

            (g) Permitted Subordinated Debt;

            (h) Indebtedness owed to a Person other than the Borrower or any Subsidiaries in respect of any Securitization Transaction permitted by Section 7.6(c) in an aggregate amount not to exceed $100,000,000;

            (i) Indebtedness in respect of Hedging Obligations permitted by
Section 7.10; and

            (j) other unsecured Indebtedness in an aggregate principal amount not to exceed $75,000,000 at any time outstanding.

Borrower will not, and will not permit any Subsidiary to, issue any preferred stock or other preferred equity interests that (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part or (iii) is convertible or exchangeable at the option of the holder thereof for Indebtedness or preferred stock or any other preferred equity interests described in this paragraph, on or prior to, in the case of clause
(i), (ii) or (iii), the first anniversary of the Revolving Commitment Termination Date.

            Section 7.2. Negative Pledge. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired, except:

            (a) Permitted Encumbrances;

            (b) any Liens on any property or asset of the Borrower or any Subsidiary existing on the Closing Date set forth on Schedule 7.2; provided, that such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary;

            (c) purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); provided, that (i) such Lien secures Indebtedness permitted by Section 7.1(c),
(ii) such Lien attaches to such asset concurrently or within 90 days after the acquisition, improvement or completion of the construction thereof; (iii) such Lien does not extend to any other asset; and (iv) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

            (d) any Lien (i) existing on any asset of any Person at the time such Person becomes a Subsidiary of the Borrower, (ii) existing on any asset of any Person at the time such Person is merged with or into the Borrower or any Subsidiary of the Borrower or (iii) existing on any asset prior to the acquisition thereof by the Borrower or any Subsidiary of the Borrower; provided, that any such Lien was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition;

            (e) any Lien arising out of any Securitization Transaction permitted by Section 7.6(c);

            (f) Liens (other than those permitted by paragraphs (a) through (e) above) encumbering assets having an Asset Value not greater than $20,000,000 in the aggregate at any one time; and

            (g) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (f) of this Section; provided, that the principal amount of the

Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby.

            Section 7.3. Fundamental Changes.

            (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, or lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Borrower or any Subsidiary may merge with a Person if the Borrower (or such Subsidiary if the Borrower is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; provided, that if any party to such merger is a Subsidiary Loan Party, the Subsidiary Loan Party shall be the surviving Person, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to a Subsidiary Loan Party, (iv) the Borrower and any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the extent permitted in Section 7.6, and (v) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided, that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.4.

            (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries taken as whole on the date hereof and businesses reasonably related thereto, except where the Investment made, and other funds expended or committed with respect to such business, do not exceed $5,000,000 in each new business.

            Section 7.4. Investments, Loans, Etc. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any Capital Stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called "Investments"), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, or create or form any Subsidiary, except:

            (a) Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 7.4 (including Investments in Subsidiaries);

            (b) Permitted Investments;

            (c) Guarantees constituting Indebtedness permitted by Section 7.1; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Subsidiary Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d) hereof;

            (d) Investments made by the Borrower in or to any Subsidiary and by any Subsidiary to the Borrower or in or to another Subsidiary; provided, that the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of, any Subsidiary that is not a Subsidiary Loan Party (including all such Investments and Guarantees existing on the Closing
Date) shall not exceed $30,000,000 at any time outstanding; provided, further, that neither the Borrower nor any of its Subsidiaries shall be permitted to Guarantee any Indebtedness owed by any Securitization Subsidiary;

            (e) Investments made by the Borrower in or to any Subsidiary and by any Subsidiary to any Person that is not a Subsidiary; provided, that the aggregate amount of all such Investments in or to, and Guarantees of Indebtedness of, any such Persons (including all such Investments and Guarantees existing on the Closing Date) shall not exceed $25,000,000 at any time outstanding;

            (f) loans or advances to employees, officers or directors of the Borrower or any Subsidiary in the ordinary course of business for travel, relocation and related expenses; provided, however, that the aggregate amount of all such loans and advances does not exceed $1,000,000 at any time;

            (g) Hedging Obligations permitted by Section 7.10; and

            (h) other Investments which in the aggregate do not exceed $5,000,000 in any Fiscal Year.

Without limitation of the foregoing, the Borrower will not, and will not permit any of its Subsidiaries to, purchase or acquire (in one transaction or in a series of related transactions, including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any Capital Stock, evidence of indebtedness, other securities (including any option, warrant, or other right to acquire any of the foregoing) or any assets of any other Person if the aggregate purchase price in any such transaction or series of related transactions would exceed $100,000,000.

            Section 7.5. Restricted Payments. The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) dividends payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary Loan Party, (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any payments made for the repurchase of outstanding capital stock of the Borrower made since January 31, 2003 in an aggregate amount at any time not to exceed $60,000,000; and (iv) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, cash dividends and distributions paid on, and cash redemptions of, the common stock of the Borrower; provided, that the aggregate amount of all such Restricted Payments made by the Borrower in any Fiscal Year does not exceed (A) 50% of Consolidated Net Income (or, in an event of a loss, minus 100% of Net Income) earned during the Borrower's Fiscal Year commencing on January 30, 1999 and each Fiscal Year thereafter (such period to be treated as one accounting period).

            Section 7.6. Sale of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or a Subsidiary Loan Party (or to qualify directors if required by applicable law), except:

            (a) the sale of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item,

            (b) the sale of inventory and Permitted Investments in the ordinary course of business;

            (c) the sale of accounts receivable and all related rights pursuant to a Securitization Transaction that results in Indebtedness that is permitted under Section 7.1;

            (d) the sale of assets in connection with a sale-leaseback transaction permitted under Section 7.9; and

            (e) other asset sales (including the stock of Subsidiaries) where, on the date of execution of a binding obligation to make such asset sale (provided that if the asset sale is not consummated within six (6) months of such execution, then on the date of consummation of such asset sale rather than on the date of execution of such binding obligation), the aggregate Asset Value of all asset sales occurring after the Closing Date, taking into account the Asset Value of the proposed asset sale, would not exceed ten percent (10%) of the greater of (i) Borrower's Consolidated Net Worth as of November 1, 2002 and
(ii) Borrower's Consolidated Net Worth as of the date of the most recent financial statements delivered pursuant to this Agreement.

            Section 7.7. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Borrower and any Subsidiary Loan Party not involving any other Affiliates and (c) any Restricted Payment permitted by
Section 7.5.

            Section 7.8. Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Borrower or any other Subsidiary, to Guarantee Indebtedness of the Borrower or any other Subsidiary or to transfer any of its property or assets to the Borrower or any Subsidiary of the Borrower; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (v) the foregoing restrictions shall not apply to restrictions on any Securitization Subsidiaries contained in the documents governing any Securitization Transaction.

            Section 7.9. Sale and Leaseback Transactions. The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except (i) to the extent that the aggregate value of all such property sold and leased back does not exceed $40,000,000 at any one time and (ii) with respect to the Orlando, Florida and Miami, Florida properties that, as of the Closing Date, are subject to Liens noted on Schedule 7.2.

            Section 7.10. Hedging Transactions. The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its assets and liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to mean the creation of risk exposure where one does not exist in relation to any of its business operations and shall include without limitation any Hedging Transaction under which the Borrower or any of the Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Indebtedness or (ii) as a result of changes in the market value of any common stock or any Indebtedness, is not a Hedging Transaction entered into in the ordinary course of business to hedge or mitigate risks.

            Section 7.11. Fiscal Year. The Borrower will not, and will not permit any Subsidiary to, change the fiscal year of the Borrower or of any Subsidiary, except to change the fiscal year of a Subsidiary to conform its fiscal year to that of the Borrower.

            Section 7.12. Optional Prepayments. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Permitted Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes,
(ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 7.1, and
(iii) so long as no Default or Event of Default has occurred and is continuing, intercompany loans made or outstanding pursuant to Section 7.1.

            Section 7.13. Actions Under Certain Documents. The Borrower will not, and will not permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent, (a) modify, amend, cancel or rescind (i) the certificate or articles of incorporation, bylaws or other organizational documents or (ii) any agreements or documents evidencing or governing Permitted Subordinated Debt, or (b) make demand of payment or accept payment on any Permitted Subordinated Debt or on any intercompany Indebtedness permitted by
Section 7.1, except that with respect to such intercompany Indebtedness, (i) current interest accrued thereon as of the date of this Agreement and all interest subsequently accruing thereon (whether or not paid currently) may be paid unless a Default or Event of Default has occurred and is continuing and
(ii) the Borrower and its Subsidiaries may demand and accept payment on any intercompany Indebtedness owed by a Securitization Subsidiary to the Borrower or such Subsidiary.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

            Section 8.1. Events of Default. If any of the following events (each an "Event of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan or of any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under clause (a) of this Section 8.1) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; or

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by any Loan Party or any representative of any Loan Party pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

            (d) the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.2, 5.3 (with respect to the Borrower's existence) or Articles VI or VII; or

            (e) any Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses
(a), (b) and (d) above) or any other Loan Document, and such failure shall remain unremedied for 30 days after the earlier of (i) any officer of the Borrower becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

            (f) the Borrower or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

            (g) the Borrower or any Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (i) the Borrower or any Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or

            (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000; or

            (k) any judgment or order for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (l) any non-monetary judgment or order shall be rendered against the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, and there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (m) a Change in Control shall occur or exist; or

            (n) any provision of any Subsidiary Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Subsidiary Loan Party, or any Subsidiary Loan Party shall so state in writing, or any Subsidiary Loan Party shall seek to terminate its Subsidiary Guaranty Agreement; or

            (o) there shall exist or occur any "Event of Default" as provided under the terms of any other Loan Document, or any Loan Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Loan Party, or at any time it is or becomes unlawful for Borrower or any other Loan Party to perform or comply with its obligations under any Loan Document, or the obligations of Borrower or any other Loan Party under any Loan Document are not or cease to be legal, valid and binding on Borrower or any such Loan Party;

            (p) an attachment or similar action shall be made on or taken against any of the assets of the Borrower or any Subsidiary with an Asset Value exceeding $5,000,000 in aggregate and is not removed, suspended or enjoined within 60 days of the same being made or any suspension or injunction being lifted;

then, and in every such event (other than an event with respect to the Borrower described in clause (g) or (h) of this Section) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately, (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower,
(iii) exercise all remedies contained in any other Loan Document, and (iv) exercise any other remedies available at law or in equity; and that, if an Event of Default specified in either clause (g) or (h) with respect to the Borrower shall occur, the

Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

Section 9.1.      Appointment of Administrative Agent.

            (a) Each Lender irrevocably appoints SunTrust Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent or attorney-in-fact and the Related Parties of the Administrative Agent, any such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Bank with respect thereto; provided, that the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this
Article IX included the Issuing Bank with respect to such acts or omissions and
(ii) as additionally provided in this Agreement with respect to the Issuing
Bank.

            Section 9.2. Nature of Duties of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a "Default" or "Event of Default" hereunder) is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent may consult with legal counsel (including counsel for the Borrower) concerning all matters pertaining to such duties.

            Section 9.3. Lack of Reliance on the Administrative Agent. Each of the Lenders, the Swingline Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders, the Swingline Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

            Section 9.4. Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

            Section 9.5. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent


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

may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

            Section 9.6. The Administrative Agent in its Individual Capacity. The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

            Section 9.7. Successor Administrative Agent.

            (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

            (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent's resignation under this Section 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.


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

            Section 9.8. Authorization to Execute other Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute on behalf of all Lenders all Loan Documents other than this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

            Section 10.1. Notices.

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email or telecopy, as follows:

        To the Borrower:       Hughes Supply, Inc.
                               20 N. Orange Avenue, Suite 200
                               Orlando, Florida 32801
                               Attention: David Bearman, Chief Financial Officer
                               Telecopy Number: 407-649-1670
                               Email: David.Bearman@hughessupply.com

        with a copy to:        Hughes Supply, Inc.
                               20 N. Orange Avenue, Suite 200
                               Orlando, Florida 32801
                               Attention: Jeff Leonard, Chief Financial Officer
                               Telecopy Number: 407-540-4914
                               Email: jeff.leonard@hughessupply.com

        To the Administrative Agent
        or Swingline Lender:   SunTrust Bank
                               200 S. Orange Avenue, MC 2064
                               Orlando, Florida  32801
                               Attn: Mr. William C. Barr
                               Telecopy No. (407) 237-4076
                               Email: william.barr@suntrust.com


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

        With a copy to:        SunTrust Bank
                               Agency Services
                               303 Peachtree Street, N. E./ 25th Floor
                               Atlanta, Georgia 30308
                               Attention: Ms. Hope Williams
                               Telecopy Number: (404) 658-4906

                               and

                               King & Spalding
                               191 Peachtree Street, N.E.
                               Atlanta, Georgia 30303
                               Attention: Carolyn Z. Alford
                               Telecopy Number: (404) 572-5100
                               Email: czalford@kslaw.com

        To the Issuing Bank:   SunTrust Bank
                               25 Park Place, N. E./Mail Code 3706
                               Atlanta, Georgia 30303
                               Attention: Michael E. Sullivan
                               Telecopy Number: (404) 588-8129

        To any other Lender:   the address set forth in the Administrative
                               Questionnaire

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery, or if emailed, upon receipt of confirmation that such email has been read or deleted; provided, that notices delivered to the Administrative Agent, the Issuing Bank or the Swingline Bank shall not be effective until actually received by such Person at its address specified in this Section 10.1.

            (b) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in any such telephonic or facsimile notice.


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

Section 10.2.     Waiver; Amendments.

            (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

            (b) No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment or waiver shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.22 (b) or (c) in a manner that would alter the pro rata sharing of payments required thereby , without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release any guarantor or limit the liability of any such guarantor under any guaranty agreement, without the written consent of each Lender; (vii) release all or substantially all collateral (if any) securing any of the Obligations or agree to subordinate any Lien in such collateral to any other creditor of the Borrower or any Subsidiary, without the written consent of each Lender; provided further, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent, the Swingline Bank or the Issuing Bank without the prior written consent of such Person.


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

            Section 10.3. Expenses; Indemnification.

            (a) The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel) incurred by the Administrative Agent, the Issuing Bank or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or any Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing (each, an "Indemnitee") against, and hold each of them harmless from, any and all costs, losses, liabilities, claims, damages and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of any of the transactions contemplated hereby, (ii) any Loan or Letter of Credit or any actual or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned by the Borrower or any Subsidiary or any Environmental Liability related in any way to the Borrower or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. No Indemnitee shall be liable for any damages arising from the use by others of information or others obtained through internet, Intralinks(R), or other similar transmission services in connection with this Agreement.

            (c) The Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

            (d) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, the Issuing Bank or the Swingline Lender under clauses (a), (b) or (c) hereof, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such.

            (e) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or any Letter of Credit or the use of proceeds thereof.

            (f) All amounts due under this Section shall be payable promptly after written demand therefor.

            Section 10.4. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $1,000, and the Eligible Assignee, if it shall not be a Lender, shall deliver to


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

the Administrative Agent an Administrative Questionnaire. Upon (i) the execution and delivery of the Assignment and Acceptance by the assigning Lender and assignee Lender, (ii) acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, (iii) acceptance thereof from the Borrower to the extent required pursuant to this clause (b) and (iv) if such assignee Lender is a Foreign Lender, compliance by such Person with Section 2.21(e), from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.19, 2.20, 2.21 and 10.3. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

            (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

            (d) Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Bank or the Issuing Bank sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Swingline Bank, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.22(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby , without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release any guarantor or limit the liability of any such guarantor under any guaranty agreement without the written consent of each Lender except to the extent such release is expressly provided under the terms of the Guaranty Agreement; or (vii) release all or substantially all collateral (if any) securing any of the Obligations. Subject to paragraph
(e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20, and 2.21 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph
(b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7 as though it were a Lender, provided such Participant agrees to be subject to Section 10.7 as though it were a Lender.

            (e) A Participant shall not be entitled to receive any greater payment under Section 2.19 and Section 2.21 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.21 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 2.21(e) as though it were a Lender.

            (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

            Section 10.5. Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and of any state court of the State of Georgia located in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

            (c) The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

            Section 10.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            Section 10.7. Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Lender and the Issuing Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender and the Issuing Bank to or for the credit or the account of the Borrower against any and all Obligations held by such Lender or the Issuing Bank, as the case may be, irrespective of whether such Lender or the Issuing Bank shall have made demand hereunder and although such Obligations may be unmatured. Each Lender and the Issuing Bank agree promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender and the Issuing Bank, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender and the Issuing Bank agrees to apply all amounts collected from any such set-off to the Obligations before applying such amounts to any


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other Indebtedness or other obligations owed by the Borrower and any of its
Subsidiary to such Lender or Issuing Bank.

            Section 10.8. Counterparts; Integration. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the Fee Letter, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

            Section 10.9. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.19, 2.20, 2.21, and 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans and the issuance of the Letters of Credit.

            Section 10.10. Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 10.11. Confidentiality. Each of the Administrative Agent, the Issuing Bank and each Lender agrees to take normal and reasonable precautions to maintain the confidentiality of any information designated in writing as confidential and provided to it by the Borrower or any Subsidiary, except that such information may be disclosed (i) to any Related Party of the Administrative Agent, the Issuing Bank or any such Lender, including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority,
(iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section, or which becomes available to the

Administrative Agent, the Issuing Bank, any Lender or any Related Party of any of the foregoing on a non-confidential basis from a source other than the Borrower, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, and (ix) subject to provisions substantially similar to this
Section 10.11, to any actual or prospective assignee or Participant, or (vi) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

            Section 10.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

            Section 10.13. Waiver of Effect of Corporate Seal. The Borrower represents and warrants that neither it nor any other Loan Party is required to affix its corporate seal to this Agreement or any other Loan Document pursuant to any requirement of law or regulation, agrees that this Agreement shall be deemed delivered by Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or such other Loan Documents.

                  (remainder of page left intentionally blank)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal in the case of the Borrower by their respective authorized officers as of the day and year first above written.

                               HUGHES SUPPLY, INC.

                               By:_________________________________________L.S.
                               Name: Jeffrey Leonard
                               Title: Treasurer


                               SUNTRUST BANK, as Administrative Agent, as
                               Issuing Bank, as Swingline Lender and as a Lender

                               By:______________________________________________
                               Name: William C. Barr, III
                               Title: Director

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        WACHOVIA BANK, N.A.,
                                        as Syndication Agent and as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        SOUTHTRUST BANK,
                                        as Documentation Agent and as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        THE FIFTH THIRD BANK,
                                        as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        US BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                        ISRAEL DISCOUNT BANK OF NEW YORK,
                                        as a Lender


                                        By__________________________________
                                        Name:
                                        Title:

                 [SIGNATURE PAGE TO REVOLVING CREDIT AGREEMENT]

                                     ANNEX I

                              Revolving Commitments

-------------------------------------------------------------------------------
     Institution                          Title                      Commitment
-------------------------------------------------------------------------------
SunTrust Bank                      Administrative Agent           $ 60,000,000
-------------------------------------------------------------------------------
Wachovia                            Syndication Agent               50,000,000
-------------------------------------------------------------------------------
SouthTrust                         Documentation Agent              30,000,000
-------------------------------------------------------------------------------
Bank of America                                                     30,000,000
-------------------------------------------------------------------------------
PNC                                                                 25,000,000
-------------------------------------------------------------------------------
Fifth Third                                                         17,500,000
-------------------------------------------------------------------------------
U.S. Bank                                                           15,000,000
-------------------------------------------------------------------------------
Wells Fargo                                                         15,000,000
-------------------------------------------------------------------------------
Israel Discount Bank                                                10,000,000
-------------------------------------------------------------------------------
     Total                                                        $252,500,000
-------------------------------------------------------------------------------

                                   Schedule I

                   APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

--------------------------------------------------------------------------------
                                                           Applicable
                                                          Percentage for
   Pricing          Leverage           Applicable          Commitment
    Level            Ratio               Margin                Fee
--------------------------------------------------------------------------------
      I        Less than               0.75% per            0.15% per
               0.35:1.00                  annum               annum
--------------------------------------------------------------------------------
     II        Greater than or
               equal to                0.875% per           0.20% per
               0.35:1.00 but             annum                annum
               less than
               0.40:1.00
--------------------------------------------------------------------------------
     III       Greater than or
               equal to                1.00% per            0.25% per
               0.40:1.00 but             annum                annum
               less than
               0.45:1.00
--------------------------------------------------------------------------------
     IV        Greater than or
               equal to                1.125% per           0.25% per
               0.45:1.00 but             annum                annum
               less than
               0.50:1.00
--------------------------------------------------------------------------------
      V        Greater than or
               equal to                1.375% per           0.30% per
               0.50:1.00                 annum                annum
--------------------------------------------------------------------------------

                                    EXHIBIT A

                          FORM OF REVOLVING CREDIT NOTE

$__________                                                     Atlanta, Georgia

                                                                  March 26, 2003

      FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), hereby promises to pay to [Name of Lender] (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 303 Peachtree St., N.E., Atlanta, Georgia 30308, on the Revolving Commitment Termination Date (as defined in the Revolving Credit Agreement dated as of March 26, 2003, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust as the Administrative Agent for the Lenders), the lesser of the principal sum of [Amount of such Lender's Revolving Commitment] and the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender actually incurred.

      Upon the occurrence of an Event of Default, the Borrower promises to pay interest, on demand, at a rate or rates provided in the Credit Agreement.

      All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

      This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       HUGHES SUPPLY, INC. a Florida corporation


                                       By:______________________________________
                                          Name:
                                          Title:

                               LOANS AND PAYMENTS

--------------------------------------------------------------------------------
                                            Unpaid Principal      Name of Person
              Amount and     Payments of       Balance of             Making
    Date     Type of Loan     Principal           Note               Notation
    ----     ------------     ---------           ----               --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                              COMPETITIVE BID NOTE

$50,000,000                                                     Atlanta, Georgia

                                                                  March 26, 2003

      FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), hereby promises to pay to [Name of Lender] (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or at such other place as the holder hereof may designate in writing to the Borrower, on the Revolving Commitment Termination Date (as defined in the Revolving Credit Agreement dated as of March 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders), the lesser of the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000) and the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender actually incurred.

      Upon the occurrence of an Event of Default, the Borrower promises to pay interest, on demand, at the Default Rate (as defined in the Credit Agreement) on the terms and conditions set forth in the Credit Agreement.

      All borrowings evidenced by this Competitive Bid Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Competitive Bid Note and the Credit Agreement.

      This Competitive Bid Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS COMPETITIVE BID NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       HUGHES SUPPLY, INC. a Florida corporation


                                       By:______________________________________
                                          Name:
                                          Title:

                               LOANS AND PAYMENTS

--------------------------------------------------------------------------------
                                            Unpaid Principal      Name of Person
              Amount and     Payments of       Balance of             Making
    Date     Type of Loan     Principal           Note               Notation
    ----     ------------     ---------           ----               --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT C

                             FORM OF SWINGLINE NOTE

$10,000,000                                                     Atlanta, Georgia

                                                                  March 26, 2003

      FOR VALUE RECEIVED, the undersigned, HUGHES SUPPLY, INC. a Florida corporation (the "Borrower"), hereby promises to pay to SunTrust Bank (the "Swingline Lender") or its registered assigns, at the office of the Swingline Lender at 303 Peachtree St., N.E., Atlanta, Georgia 30308, on the Revolving Commitment Termination Date (as defined in the Revolving Credit Agreement dated as of March 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders), the lesser of the principal sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000) or the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Swingline Lender actually incurred.

      Upon the occurrence of an Event of Default, the Borrower promises to pay interest, on demand, at the Default Rate (as defined in the Credit Agreement) on the terms and conditions set forth in the Credit Agreement.

      All borrowings evidenced by this Swingline Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Swingline Note and the Credit Agreement.

      This Swingline Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS SWINGLINE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                      HUGHES SUPPLY, INC. a Florida corporation


                                      By:______________________________________
                                         Name:
                                         Title:

                               LOANS AND PAYMENTS

--------------------------------------------------------------------------------
                                            Unpaid Principal      Name of Person
              Amount and     Payments of       Balance of             Making
    Date     Type of Loan     Principal           Note               Notation
    ----     ------------     ---------           ----               --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT D

                                     FORM OF

                            ASSIGNMENT AND ACCEPTANCE

                                                           [Date to be supplied]

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among HUGHES SUPPLY, INC. a Florida corporation, the Lenders from time to time party thereto and SunTrust Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

      The Assignor hereby sells and assigns, without recourse, to the Assignee designated below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Revolving Commitment of the Assignor on the Assignment Date and Revolving Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in the LC Exposure and the Swingline Exposure of the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date, (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

      This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.21(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Assignee shall pay the processing and recordation fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

      This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Georgia.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment:

("Assignment Date"):

                                                      Percentage Assigned of Revolving
                                                    Commitment (set forth, to at least 8
                                                      decimals, as a percentage of the
                             Principal Amount      aggregate Revolving Commitments of all
        Facility                Assigned                     Lenders thereunder)
        --------                --------                     -------------------
 Revolving Commitment:             $                                   %

The terms set forth above are hereby agreed to:

                                                [Name of Assignor], as Assignor

                                                By:_____________________________
                                                Name:
                                                Title:


                                                [Name of Assignee], as Assignee

                                                By:_____________________________
                                                Name:
                                                Title:

The undersigned hereby consents to the within assignment:(1)

HUGHES SUPPLY, INC.                          SUNTRUST BANK, as

a Florida corporation                        Administrative Agent:


By:_______________________________           By:________________________________
   Name:                                        Name:
   Title:                                       Title:

                                             SUNTRUST BANK, as
                                             Issuing Bank:

                                             By:________________________________
                                                Name:
                                                Title:

----------
(1) Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.

                                    EXHIBIT E

                                     FORM OF

                          SUBSIDIARY GUARANTY AGREEMENT

                  THIS SUBSIDIARY GUARANTY AGREEMENT dated as of March 26, 2003, executed by each of the Subsidiaries of Hughes Supply, Inc., a Florida corporation (the "Borrower") listed on Schedule I attached hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors"), in favor of SunTrust Bank, a Georgia banking corporation, as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                  Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Subsidiary Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Subsidiary Guaranty Agreement.

                  Accordingly, the parties hereto agree as follows:

            Section 1. Guaranty. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents; and (c) the due and punctual payment and performance of all obligations of the

Borrower, monetary or otherwise, under each Hedging Transaction entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Transaction was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound by this Guaranty notwithstanding any extension or renewal of any Obligation.

      Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its Guaranty and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guaranty or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

      Section 3. Guaranty of Payment. Each Guarantor further agrees that its Guaranty constitutes a Guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other person.

      Section 4. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

      Section 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

      Section 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      Section 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

      Section 8. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Borrower) contained in the Credit Agreement are true and correct.

      Section 9. Termination. The guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or Guarantor's designee, at such Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

      Section 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

      Section 11. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

      Section 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

      Section 14. Survival of Agreement; Severability. (a) All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document are outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

      (b) In the event one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 10), and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

      Section 16. Terms. The definition of terms specified in Section 1.4 of the Credit Agreement shall be applicable to this Agreement.

      Section 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia State court or Federal court of the United States of America sitting in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Georgia State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

      Section 19. Additional Subsidiaries. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

      Section 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and the Issuing Bank are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or the Issuing Bank to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender or the Issuing Bank, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Documents and although such obligations may be unmatured. The rights of each Lender and the Issuing Bank under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Lender or the Issuing Bank, as the case may be, may have.

      Section 21. Savings Clause. (a) It is the intent of each Guarantor and the Administrative Agent that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

                  (i) in a case or proceeding commenced by or against any Guarantor under the provisions of Title 11 of the United States Code, 11 U.S.C. ss.ss.101 et seq. (the "Bankruptcy Code") on or within one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor owed to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under (i) Section 548 of the Bankruptcy Code or (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

 ARTICLE XI (ii) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

ARTICLE XII (iii) in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Obligations
 (or any other obligations of such Guarantor to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

  ARTICLE XIII (b) The substantive laws under which the possible avoidance or unenforceability of the Obligations (or any other obligations of such Subsidiary
    Guarantor to the Guaranteed Parties) shall be determined in any case or proceeding shall hereinafter be referred to as the "Avoidance Provisions." To the extent set forth in Section 21(a) (i), (ii), and (iii), but only to the extent that the Obligations would otherwise be subject to avoidance or found unenforceable under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Obligations, or if the Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations (or any other obligations of such Guarantor to the Administrative Agent or the Lenders), as so reduced, to be subject to avoidance or unenforceability under the Avoidance Provisions.

ARTICLE XIV (c) This Section 21 is intended solely to preserve the rights of the Administrative Agent and the Lenders hereunder to the maximum extent that would not cause the Obligations of such Guarantor to be subject to avoidance or unenforceability under the Avoidance Provisions, and neither the Guarantors nor any other Person shall have any right or claim under this Section 21 as against the Administrative Agent or Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             GUARANTORS:

Address:                           CAROLINA PUMP & SUPPLY CORP
                                   CHAD SUPPLY, INC.
20 North Orange Avenue             DOUGLAS LEONHARDT & ASSOCIATES, INC.
Suite 200                          ELECTRIC LABORATORIES AND SALES CORPORATION
Orlando, FL 32801                  GILLELAND CONCRETE PRODUCTS, INC.
Attn: Treasurer                    HSI ACQUISITION CORPORATION
                                   HSI FUSION SERVICES, INC.
                              (i)  HSI INDIANA, LLC
                                   HSI NORTH CAROLINA, LLC
                                   HUGHES AVIATION, INC.
                                   HUGHES SUPPLY SHARED SERVICES, INC.
                                   HUGHES SUPPLY (VA), INC.
                               1)  HUGHES WATER & SEWER COMPANY
                                   JUNO INDUSTRIES, INC.
                                   KAMEN SUPPLY COMPANY, INC.
                                   KINGSTON PIPE INDUSTRIES, INC.
                                   METALS INCORPORATED
                                   METALS, INC. - GULF COAST DIVISION
                                   MILLS & LUPTON SUPPLY COMPANY

                                   MOORE ELECTRIC SUPPLY, INC.
                                   MOUNTAIN COUNTRY SUPPLY, INC.
                                   OLANDER & BROPHY, INCORPORATED
                                   ONE-STOP SUPPLY, INC.
                                   PAINE SUPPLY OF JACKSON, INC.
                                   PANHANDLE PIPE AND SUPPLY CO., INC.

Section 14.2.                      REACTION SUPPLY CORPORATION

                               a)  SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
                                   SHRADER HOLDING COMPANY, INC.
                                   STAINLESS TUBULAR PRODUCTS, INC.
                                   USCO INCORPORATED
                                   U.S. FUSION SERVICES, INC.
                                   UTILISERVE, INC.

                              (b)  WATERWORKS SALES COMPANY

Section 14.3.                      WCC MERGER CORPORATION

Section 14.4.


                                   By: ___________________________________
                                   Name:
                                   Title:

Address:                           L & T OF DELAWARE, INC.
                                   SWS ACQUISITION, LLC
1403 Foulk Road, Suite 102         SWS FUNDING, LLC
Wilmington, DE  19803              Z & L ACQUISITION CORP.

                                   By: ___________________________________
                                   Name:
                                   Title:


Address:                           HSI FUNDING, LLC
                                   HSI HOLDINGS, INC.
                                   HSI IP, INC.

                                   By: ___________________________________
                                   Name:
                                   Title:


Address:                           SOUTHWEST STAINLESS, L.P.
1403 Foulk Road, Suite 102
Wilmington, DE 19803               By: Z&L ACQUISITION CORP.,
                                       its General Partner


                                   By: ___________________________________
                                   Name:
                                   Title:

                                   SCHEDULE I

CAROLINA PUMP & SUPPLY CORP

CHAD SUPPLY, INC.

DOUGLAS LEONHARDT & ASSOCIATES, INC.

ELECTRIC LABORATORIES AND  SALES  CORPORATION

GILLELAND CONCRETE PRODUCTS, INC.

HSI ACQUISITION CORPORATION

HSI FUSION SERVICES, INC.

HSI INDIANA, LLC

HSI NORTH CAROLINA, LLC

HUGHES AVIATION, INC.

HUGHES SUPPLY SHARED SERVICES, INC.

HUGHES SUPPLY (VA), INC.

HUGHES WATER & SEWER COMPANY

JUNO INDUSTRIES, INC.

KAMEN SUPPLY COMPANY, INC.

KINGSTON PIPE INDUSTRIES, INC.

METALS INCORPORATED

METALS, INC. - GULF COAST DIVISION

MILLS & LUPTON SUPPLY COMPANY

MOORE ELECTRIC SUPPLY, INC.

MOUNTAIN COUNTRY SUPPLY, INC.

OLANDER & BROPHY, INCORPORATED

ONE-STOP SUPPLY, INC.

PAINE SUPPLY OF JACKSON, INC.

PANHANDLE PIPE AND SUPPLY CO., INC.

REACTION SUPPLY CORPORATION

SCOTT-PARISH ELECTRICAL SUPPLY COMPANY

SHRADER HOLDING COMPANY, INC.

STAINLESS TUBULAR PRODUCTS, INC.

USCO INCORPORATED

U.S. FUSION SERVICES, INC.

UTILISERVE, INC.

WATERWORKS SALES COMPANY

WCC MERGER CORPORATION

                                 ANNEX 1 TO THE

                          SUBSIDIARY GUARANTY AGREEMENT

                  SUPPLEMENT NO. [ ] dated as of [                ], to the
Subsidiary Guaranty Agreement (the "Guaranty Agreement") dated as of March 26, 2003 executed by each of the subsidiaries of Hughes Supply, Inc., a Florida corporation, (the "Borrower") listed on Schedule I thereto (each such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors"), in favor of SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below) and for the benefit of the Lenders.

                  A. Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.

      C. The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 19 of the Guaranty Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Administrative Agent and the New Guarantor agree as follows:

 ARTICLE XV Section 1. In accordance with Section 19 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty
  Agreement with the same force and effect as if originally named therein as a
     Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof.
   Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

    ARTICLE XVI Section 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

ARTICLE XVII Section 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

 ARTICLE XVIII Section 4. Except as expressly supplemented hereby, the Guaranty
                Agreement shall remain in full force and effect.

 ARTICLE XIX Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
               ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

  ARTICLE XX Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

  ARTICLE XXI Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

ARTICLE XXII Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the
                             Administrative Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

                                         [Name of New Guarantor]

                                         By:____________________________________
                                           Name:
                                           Title:
                                           Address:


                                         SUNTRUST BANK, as Administrative Agent

                                         By:____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT F

                                     FORM OF

                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

      THIS INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of March 26, 2003, by and among Hughes Supply, Inc., a Florida corporation (the "Borrower"), each Subsidiary listed on Schedule I hereto (the "Guarantors"), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

      Reference is made to (a) the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank"), and (b) the Subsidiary Guaranty Agreement dated as March 26, 2003, by the Guarantors in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guaranty Agreement) of the Borrower under the Credit Agreement pursuant to the Guaranty Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

      Accordingly, the Borrower, each Guarantor and the Administrative Agent agree as follows:

      Section 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that, in the event a payment shall be made by any Guarantor under the Guaranty Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

      Section 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty Agreement, such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

      Section 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

      Section 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

      Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 6. No Waiver; Amendment. (a) No failure on the part of the Administrative Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

      Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guaranty Agreement and addressed as specified therein.

      Section 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guaranty Agreement in accordance with such Guaranty Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

      Section 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the Lenders and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

      (b) In case one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

      Section 11. Terms. The definition of terms specified in Section 1.4 of the Credit Agreement shall be applicable to this Agreement.

      Section 12. Additional Guarantors. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not such a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as Guarantor upon becoming such a Subsidiary Loan Party. Upon the execution and delivery, after the date hereof, by the Administrative Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                         (signatures on following pages)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

Address:                       CAROLINA PUMP & SUPPLY CORP
                               CHAD SUPPLY, INC.
20 North Orange Avenue
Suite 200                           DOUGLAS LEONHARDT & ASSOCIATES, INC.
Orlando, FL 32801                   ELECTRIC LABORATORIES AND SALES CORPORATION
Attn: Treasurer                     GILLELAND CONCRETE PRODUCTS, INC.
                                    HSI ACQUISITION CORPORATION
                                    HSI FUSION SERVICES, INC.
                               (i)  HSI INDIANA, LLC
                                    HSI NORTH CAROLINA, LLC
                                    HUGHES AVIATION, INC.
                                    HUGHES SUPPLY SHARED SERVICES, INC.
                                    HUGHES SUPPLY (VA), INC.
                                1)  HUGHES WATER & SEWER COMPANY
                                    JUNO INDUSTRIES, INC.
                                    KAMEN SUPPLY COMPANY, INC.
                                    KINGSTON PIPE INDUSTRIES, INC.
                                    METALS INCORPORATED
                                    METALS, INC. - GULF COAST DIVISION
                                    MILLS & LUPTON SUPPLY COMPANY
                                    MOORE ELECTRIC SUPPLY, INC.
                                    MOUNTAIN COUNTRY SUPPLY, INC.
                                    OLANDER & BROPHY, INCORPORATED
                                    ONE-STOP SUPPLY, INC.

                                    PAINE SUPPLY OF JACKSON, INC.
                                    PANHANDLE PIPE AND SUPPLY CO., INC.
Section 22.2.                       REACTION SUPPLY CORPORATION
                                a)  SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
                                    SHRADER HOLDING COMPANY, INC.
                                    STAINLESS TUBULAR PRODUCTS, INC.
                                    USCO INCORPORATED
                                    U.S. FUSION SERVICES, INC.
                                    UTILISERVE, INC.

                               (b)  WATERWORKS SALES COMPANY
Section 22.3.                       WCC MERGER CORPORATION

Section 22.4.


                                    By: _____________________________________
                                    Name:
                                    Title:

Address:                       L & T OF DELAWARE, INC.

1403 Foulk Road, Suite 102          SWS ACQUISITION, LLC
Wilmington, DE 19803
                               SWS FUNDING, LLC

                                    Z & L ACQUISITION CORP.


                                    By: _____________________________________
                                    Name:
                                    Title:

Address:                             HSI FUNDING, LLC
                                     HSI HOLDINGS, INC.
                                     HSI IP, INC.

                                    By: _____________________________________
                                     Name:
                                     Title:


Address:                            SOUTHWEST STAINLESS, L.P.

1403 Foulk Road, Suite 102
Wilmington, DE 19803                By: Z&L ACQUISITION CORP.,
                                        its General Partner

                                    By: _____________________________________
                                     Name:
                                     Title:

                                   SCHEDULE I

CAROLINA PUMP & SUPPLY CORP

CHAD SUPPLY, INC.

DOUGLAS LEONHARDT & ASSOCIATES, INC.

ELECTRIC LABORATORIES AND  SALES  CORPORATION

GILLELAND CONCRETE PRODUCTS, INC.

HSI ACQUISITION CORPORATION

HSI FUSION SERVICES, INC.

HSI INDIANA, LLC

HSI NORTH CAROLINA, LLC

HUGHES AVIATION, INC.

HUGHES SUPPLY SHARED SERVICES, INC.

HUGHES SUPPLY (VA), INC.

HUGHES WATER & SEWER COMPANY

JUNO INDUSTRIES, INC.

KAMEN SUPPLY COMPANY, INC.

KINGSTON PIPE INDUSTRIES, INC.

METALS INCORPORATED

METALS, INC. - GULF COAST DIVISION

MILLS & LUPTON SUPPLY COMPANY

MOORE ELECTRIC SUPPLY, INC.

MOUNTAIN COUNTRY SUPPLY, INC.

OLANDER & BROPHY, INCORPORATED

ONE-STOP SUPPLY, INC.

PAINE SUPPLY OF JACKSON, INC.

PANHANDLE PIPE AND SUPPLY CO., INC.

REACTION SUPPLY CORPORATION

SCOTT-PARISH ELECTRICAL SUPPLY COMPANY

SHRADER HOLDING COMPANY, INC.

STAINLESS TUBULAR PRODUCTS, INC.

USCO INCORPORATED

U.S. FUSION SERVICES, INC.

UTILISERVE, INC.

WATERWORKS SALES COMPANY

WCC MERGER CORPORATION

                                   ANNEX I TO

                         THE INDEMNITY, SUBROGATION AND

                             CONTRIBUTION AGREEMENT

      SUPPLEMENT NO. [  ] dated as of [                 ], to the Indemnity,
Subrogation and Contribution Agreement dated as of March 26, 2003 (as the same may be amended, restated supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement") executed by Hughes Supply, Inc., a Florida corporation (the "Borrower"), and each Subsidiary listed on Schedule I thereto (the "Guarantors") in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

      A. Reference is made to (a) the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as the Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank "), and (b) the Subsidiary Guaranty Agreement dated as of March 26, 2003, by the Guarantors in favor of Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Guaranty Agreement").

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

      C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not such a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Administrative Agent and the New Guarantor agree as follows:

      Section 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as Guarantor thereunder. Each reference to a Guarantor in the Indemnity, Subrogation and Contribution

Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

      Section 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      Section 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

      Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

      Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

                         (signatures on following page)

      IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                             [NAME OF NEW GUARANTOR]

                                             By:________________________________
                                             Name:
                                             Title:
                                             Address:


                                             SUNTRUST BANK, as
                                             Administrative Agent

                                             By:________________________________
                                              Name:
                                              Title:

                                   EXHIBIT 2.3

                                     FORM OF

                          NOTICE OF REVOLVING BORROWING

                                     [Date]

SunTrust Bank,
   as Administrative Agent
   for the Lenders referred to below

303 Peachtree Street, N.E.
Atlanta, GA 30308
Attention: Agency Services

Dear Sirs:

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Revolving Borrowing. The Borrower hereby requests a Revolving Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Revolving Borrowing requested hereby:

      (A)   Aggregate principal amount of Revolving Borrowing (1):______________


                                  Exhibit 2.3-1

      (B)   Date of Revolving Borrowing (which is a Business Day):______________

      (C)   Interest Rate basis (2):_______________________

      (D)   Interest Period (3):___________________________

      (E) Location and number of Borrower's account to which proceeds of Revolving Borrowing are to be disbursed:________________


                                  Exhibit 2.3-2

         The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b), (c), (d) and (e) of Section 3.2 of the Credit Agreement are satisfied.

                                                  Very truly yours,

                                                  HUGHES SUPPLY, INC.


                                                  By:___________________________
                                                  Name:
                                                  Title:

----------
(1)   Not less than $5,000,000 and an integral multiple of $1,000,000.

(2)   Eurodollar Borrowing or Base Rate Borrowing.

(3) Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.


                                  Exhibit 2.3-3

                                   EXHIBIT 2.6

                                     FORM OF

                          NOTICE OF SWINGLINE BORROWING

                                     [Date]

SunTrust Bank,
   as Swingline Lender

303 Peachtree Street, N.E.
Atlanta, GA  30308
Attention: Agency Services

Dear Sirs:

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Swingline Borrowing. The Borrower hereby requests a Swingline Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Swingline Borrowing requested hereby:

      (A)   Principal amount of Swingline Loan:__________________________

      (B)   Date of Swingline Loan (which is a Business Day):____________

      (C) Location and number of Borrower's account to which proceeds of Swingline Loan are to be disbursed:__________________


                                   Exhibit 2.6

         The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b), (c), (d) and (e) of Section 3.2 of the Credit Agreement are satisfied.

                                                Very truly yours,

                                                HUGHES SUPPLY, INC.


                                                By:_____________________________
                                                Name:
                                                Title:


                                  Exhibit 2.6-2

                                  EXHIBIT 2.7-A

                         FORM OF COMPETITIVE BID REQUEST

                                     [Date]

SunTrust Bank,
 as Administrative Agent

303 Peachtree Street, N.E.
Atlanta, GA 30308
Attention:

Ladies and Gentlemen:

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, the lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. The undersigned hereby gives notice pursuant to
Section 2.7 of the Credit Agreement that we request Competitive Bids for the following proposed Competitive Bid Borrowing(s):

      (1)   Proposed date of Borrowing (which is a Business Day):_______________

      (2)   Principal Amount(1):__________________________

      (3)   Interest Period(s) and the last day thereof (2) ___________

      (4) Location and number of Borrower's account to which funds are to be deposited:)__________________________


                                Exhibit 2.7-A - 1

The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b), (c), (d) and (e) of Section 3.2 of the Credit Agreement are satisfied.

                                                Very truly yours,

                                                HUGHES SUPPLY, INC.


                                                By:_____________________________
                                                Name:
                                                Title:

----------
(1) At no time shall (i) the sum of the aggregate principal amount of outstanding Competitive Bid Loans plus the aggregate Revolving Credit Exposures of all Lenders exceed the Aggregate Revolving Commitment Amount and (ii) the aggregate principal amount of outstanding Competitive Bid Loans exceed the Competitive Bid Loan Limit.

(2) Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.


                                Exhibit 2.7-A - 2

                                  EXHIBIT 2.7-B

                                     FORM OF

                  NOTICE TO LENDERS OF COMPETITIVE BID REQUEST

[Name of Lender]

[Address of Lender]

Attention:

Ladies and Gentlemen:

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, the lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. The Borrower delivered a Competitive Bid Request requesting a Competitive Bid on ______________, _____, pursuant to Section 2.7(b) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time].(1) Your Competitive Bid must comply with
Section 2.7(c) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

      (A)   Date of Competitive Bid Borrowing:__________________________________

      (B)   Principal amount of Competitive Bid Borrowing:______________________

      (C)   Interest Period(s) and the last day thereof: _______________________


                                  Exhibit 2.7-B

                                             Very truly yours,

                                             SUNTRUST BANK,
                                             as Administrative Agent


                                             By:________________________________
                                                Name:
                                                Title:

----------
(1) The Competitive Bid must be received by the Borrower not later than 11:30 a.m., on the proposed date of Borrowing.


                               Exhibit 2.7-B - 2

                                  EXHIBIT 2.7-C

                             FORM OF COMPETITIVE BID

                                     [Date]

Hughes Supply, Inc.
20 N. Orange Avenue, Suite 200
Orlando, Florida 32801
Attention: Chief Financial Officer
Telecopy Number: 407-540-4914

Attention:

Ladies and Gentlemen:

      The undersigned [Name of Lender], refers to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, the lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. The undersigned Lender hereby makes a Competitive Bid pursuant to Section 2.7(c) of the Credit Agreement, in response to the Competitive Bid Request made by the Borrower on _____________, ____, and in that connection sets forth below the terms on which such Competitive Bid is made:

            Principal Amount(1):___________________

            Interest Period and the last day thereof(2): __________________


                                 Exhibit 2.7 - C

            Competitive Bid Rate(3):_____________

      The undersigned hereby confirms that it is prepared to make Competitive Bid Loans to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.7(d) of the Credit Agreement.

                                                Very truly yours,

                                                [NAME OF BANK]


                                                By:_____________________________
                                                   Name:
                                                   Title:

----------
(1) Multiple bids will be accepted by the Borrower.

(2) The Interest Period(s) must be the Interest Period(s) specified in the Competitive Bid Request.

(3) e.g., Adjusted LIBO Rate + or - _____% per annum, in the case of Eurodollar Loans (expressed in the form of a decimal to no more than four decimal places).


                                Exhibit 2.7 -C-2

                                   EXHIBIT 2.9

                                     FORM OF

                        NOTICE OF CONVERSION/CONTINUATION

                                     [DATE]

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

      Borrower hereby gives irrevocable notice, pursuant to Section 2.9 of the Credit Agreement, of its request to:

            (1) on [DATE] convert [$___________] of the aggregate outstanding principal amount of the Base Rate Loan(s) into a Eurodollar Loan having an Interest Period of [_____] month(s);

            (2) on [DATE] continue [$___________] of the aggregate outstanding principal amount of the Eurodollar Loan(s), bearing interest at the Adjusted LIBO Rate, as a Eurodollar Loan having an Interest Period of [_____] month(s).

      Borrower hereby represents and warrants that all of the conditions contained in Section 3.2 of the Loan Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.


                                   Exhibit 2.9

      IN WITNESS WHEREOF, Borrower has caused this Notice of
Conversion/Continuation to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                               HUGHES SUPPLY, INC.


                                               By:______________________________
                                               Name:
                                               Title:


                                 Exhibit 2.9 - 2

                               EXHIBIT 3.1(b)(iv)

                                     FORM OF

          SECRETARY'S CERTIFICATE OF [BORROWER][SUBSIDIARY LOAN PARTY]

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (the "Credit Agreement"), among Hughes Supply, Inc. (the "Borrower"), the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This certificate is being delivered pursuant to Section 3.1 of the Credit Agreement.

      I, [       ], Secretary of the [Borrower/Subsidiary Loan Party], DO HEREBY
CERTIFY that:

      (a) there have been no amendments or supplements to, or restatements of, the articles of incorporation of the [Borrower/Subsidiary Loan Party] delivered pursuant to Section 3.1 of the Credit Agreement;

      (b) no proceedings have been instituted or are pending or contemplated with respect to the dissolution, liquidation or sale of all or substantially all the assets of the [Borrower/Subsidiary Loan Party] or threatening its existence or the forfeiture of any of its corporate rights;

      (c) annexed hereto as Exhibit A is a true and correct copy of the Bylaws of the [Borrower/Subsidiary Loan Party] as in effect on the date hereof;

      (d) annexed hereto as Exhibit B is a true and correct copy of certain resolutions duly adopted by the Board of Directors of the [Borrower/Subsidiary Loan Party] on [Date], authorizing the execution, delivery and performance of the Loan Documents, which resolutions are the only resolutions adopted by the Board of Directors of the [Borrower/Subsidiary Loan Party] or any committee thereof relating to the Credit Agreement and the other Loan Documents to which the [Borrower/Subsidiary Loan Party] is a party and the transactions contemplated therein and have not been revoked, amended, supplemented or modified and are in full force and effect on the date hereof; and

      (e) each of the persons named below is a duly elected and qualified officer of the [Borrower/Subsidiary Loan Party] holding the respective office set forth opposite his or her name and the signature set forth opposite of each such person is his or her genuine signature:


                              Exhibit 3.1(b)(iv)-1

                 Name                 Title               Specimen Signature
                 ----                 -----               ------------------

     ------------------------   ------------------        ------------------

     ------------------------   ------------------        ------------------

     ------------------------   ------------------        ------------------

     ------------------------   ------------------        ------------------

      IN WITNESS WHEREOF, I have hereunto signed my name this ___ day of __________, 2003.


                                                   -----------------------------
                                                   Name:
                                                   Secretary:

            I, [         ], [         ] of the [Borrower/Subsidiary Loan Party],
do hereby certify that [       ] has been duly elected, is duly qualified and is
the [Assistant] Secretary of the [Borrower/Subsidiary Loan Party], that the signature set forth above is [his/her] genuine signature.


                                                   -----------------------------
                                                   Name:
                                                   Title:


                              Exhibit 3.1(b)(iv)-2

                               EXHIBIT 3.1(b)(vii)

                                     FORM OF

                              OFFICER'S CERTIFICATE

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (the "Credit Agreement"), among Hughes Supply, Inc. (the "Borrower"), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This certificate is being delivered pursuant to Section 3.1(b)(xi) of the Credit Agreement.

      I, [         ], [         ] of the Borrower, DO HEREBY CERTIFY that:

      (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof; and

      (b) no Default or Event of Default has occurred and is continuing at the date hereof; and

      (c) since the date on which the most recent financial statements described in Section 4.4 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

      IN WITNESS WHEREOF, I have hereunto signed my name this __ day of ________, 2003.


                                          ___________________________________
                                          Name:
                                          Title:

                               Exhibit 3.1(b)(vii)

                                  Exhibit 3(j)

Juno Industries, Inc. and Florida Pipe & Supply Company were merged on June 2, 1999. Juno Industries, Inc. was the surviving corporation.

                                   EXHIBIT 5.1

                                     FORM OF

                             COMPLIANCE CERTIFICATE

      Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (the "Credit Agreement"), among Hughes Supply, Inc. (the "Borrower"), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This certificate is being delivered pursuant to Section 5.1(c) of the Credit Agreement.

      We, [NAME] and [NAME], being the principal executive officer and the principal financial officer, respectively, of the Borrower, DO HEREBY CERTIFY that:

      (a) We have reviewed the financial statements (the "Financial Statement") of the Borrower and its Subsidiaries attached as Exhibit A;

      (b) Based on our knowledge, the Financial Statements fairly represent, in all material respects, the financial condition, results of operations, shareholders' equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes in the case unaudited Financial Statements.

      (c) The Financial Statements have been filed with the Securities and Exchange Commission, and we have made the certifications to the Securities and Exchange Commission required under Sections 302(a) and 906(a) of the Sarbanes-Oxley Act of 2002, as amended.

      (d) Attached hereto as Exhibit B are calculations, in reasonable detail, demonstrating compliance with Article VI of the Credit Agreement; and

      (e) As of the date hereof, there exists no Default or Event of Default [except those listed on Exhibit C attached hereto, which Exhibit specifies the details of the Default or Event of Default as well as action which the Borrower has taken or proposes to take with respect thereto];

      (f) Since the date of previous Financial Statements delivered pursuant to
Section 4.4 or Section 5.1 of the Credit Agreement, there has been no change in GAAP or the application thereof [except for such changes set forth in Exhibit D attached hereto, which Exhibit specifies the effect of such change or changes on the Financial Statements delivered herewith.]


                                   Exhibit 5.1

      IN WITNESS WHEREOF, we have hereunto signed our name this __ day of [MONTH], 200_.


                                            ________________________________
                                            Name:
                                            Title: [Chief Executive Officer]
                                                   [Chief Financial Officer]
                                                   of Hughes Supply, Inc.


                                   Exhibit 5.1

                                    EXHIBIT A

                              Financial Statements


                                   Exhibit 5.1

                                    EXHIBIT B

                             Compliance Calculations


                                   Exhibit 5.1

                                    EXHIBIT C

                                Events of Default


                                   Exhibit 5.1

                                    EXHIBIT D

                                 Changes in GAAP

                          SUBSIDIARY GUARANTY AGREEMENT

                  THIS SUBSIDIARY GUARANTY AGREEMENT dated as of March 26, 2003, executed by each of the Subsidiaries of Hughes Supply, Inc., a Florida corporation (the "Borrower") listed on Schedule I attached hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors"), in favor of SunTrust Bank, a Georgia banking corporation, as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                  Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Bank. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Subsidiary Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Subsidiary Guaranty Agreement.

                  Accordingly, the parties hereto agree as follows:

      Section 1. Guaranty. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents; and (c) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Transaction entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Transaction was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through
(c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound by this Guaranty notwithstanding any extension or renewal of any Obligation.

      Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its Guaranty and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the

Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guaranty or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

      Section 3. Guaranty of Payment. Each Guarantor further agrees that its Guaranty constitutes a Guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other person.

      Section 4. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

      Section 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

      Section 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

      Section 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

      Section 8. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Borrower) contained in the Credit Agreement are true and correct.

      Section 9. Termination. The guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or Guarantor's designee, at such Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

      Section 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

      Section 11. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.

      (c) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

      Section 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

      Section 14. Survival of Agreement; Severability. (a) All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document are outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

      (c) In the event one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 10), and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

      Section 16. Terms. The definition of terms specified in Section 1.4 of the Credit Agreement shall be applicable to this Agreement.

      Section 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia State court or Federal court of the United States of America sitting in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Georgia State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN

CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

      Section 19. Additional Subsidiaries. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

      Section 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and the Issuing Bank are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or the Issuing Bank to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender or the Issuing Bank, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Documents and although such obligations may be unmatured. The rights of each Lender and the Issuing Bank under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Lender or the Issuing Bank, as the case may be, may have.

      Section 21. Savings Clause. (a) It is the intent of each Guarantor and the Administrative Agent that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

                  (i) in a case or proceeding commenced by or against any Guarantor under the provisions of Title 11 of the United States Code, 11 U.S.C. ss.ss.101 et seq. (the "Bankruptcy Code") on or within one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor owed to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under (i) Section 548 of the Bankruptcy Code or (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

ARTICLE XXIII (ii) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

ARTICLE XXIV (iii) in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Obligations
 (or any other obligations of such Guarantor to the Administrative Agent or the Lenders) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

   ARTICLE XXV (b) The substantive laws under which the possible avoidance or unenforceability of the Obligations (or any other obligations of such Subsidiary
    Guarantor to the Guaranteed Parties) shall be determined in any case or proceeding shall hereinafter be referred to as the "Avoidance Provisions." To the extent set forth in Section 21(a) (i), (ii), and (iii), but only to the extent that the Obligations would otherwise be subject to avoidance or found unenforceable under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Obligations, or if the Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations (or any other obligations of such Guarantor to the Administrative Agent or the Lenders), as so reduced, to be subject to avoidance or unenforceability under the Avoidance Provisions.

 ARTICLE XXVI (c) This Section 21 is intended solely to preserve the rights of the Administrative Agent and the Lenders hereunder to the maximum extent that would not cause the Obligations of such Guarantor to be subject to avoidance or unenforceability under the Avoidance Provisions, and neither the Guarantors nor any other Person shall have any right or claim under this Section 21 as against the Administrative Agent or Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                GUARANTORS:

Address:                            CAROLINA PUMP & SUPPLY CORP
20 North Orange Avenue              CHAD SUPPLY, INC.
Suite 200                           DOUGLAS LEONHARDT & ASSOCIATES, INC.
Orlando, FL 32801                   ELECTRIC LABORATORIES AND  SALES
Attn: Secretary                     CORPORATION
                                    GILLELAND CONCRETE PRODUCTS, INC.
                                    HSI ACQUISITION CORPORATION
                                    HSI FUSION SERVICES, INC.
                                    HSI INDIANA, LLC
                                    HSI NORTH CAROLINA, LLC
                                    HUGHES AVIATION, INC.
                                    HUGHES SUPPLY SHARED SERVICES, INC.
                                    HUGHES SUPPLY (VA), INC.
                                    HUGHES WATER & SEWER COMPANY
                                    JUNO INDUSTRIES, INC.
                                    KAMEN SUPPLY COMPANY, INC.
                                    KINGSTON PIPE INDUSTRIES, INC.
                                    METALS INCORPORATED
                                    METALS, INC. - GULF COAST DIVISION
                                    MILLS & LUPTON SUPPLY COMPANY
                                    MOORE ELECTRIC SUPPLY, INC.
                                    MOUNTAIN COUNTRY SUPPLY, INC.
                                    OLANDER & BROPHY, INCORPORATED
                                    ONE-STOP SUPPLY, INC.
                                    PAINE SUPPLY OF JACKSON, INC.
                                    PANHANDLE PIPE AND SUPPLY CO., INC.
                                    REACTION SUPPLY CORPORATION
                                    SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
                                    SHRADER HOLDING COMPANY, INC.
                                    STAINLESS TUBULAR PRODUCTS, INC.
                                    USCO INCORPORATED
                                    U.S. FUSION SERVICES, INC.
                                    UTILISERVE, INC.
                                    WATERWORKS SALES COMPANY
                                    WCC MERGER CORPORATION


                                            By: ____________________________
                                                 Benjamin P. Butterfield
                                                 Secretary

Address:                            L & T OF DELAWARE, INC.
1403 Foulk Road, Suite 102          SWS ACQUISITION, LLC
Wilmington, DE  19803               SWS FUNDING, LLC
                                    Z & L ACQUISITION CORP.

                                            By: ____________________________
                                                  Gordon Stewart
                                                  President


Address:                                    HSI FUNDING, LLC
                                            HSI HOLDINGS, INC.
                                            HSI IP, INC.

                                            By: ____________________________
                                                  Gordon Stewart
                                                  President


Address:                            SOUTHWEST STAINLESS, L.P.
1403 Foulk Road, Suite 102
Wilmington, DE  19803               By: Z&L ACQUISITION CORP.,
                                          its General Partner

                                            By: ____________________________
                                                  President

                                   SCHEDULE I

CAROLINA PUMP & SUPPLY CORP
CHAD SUPPLY, INC.
DOUGLAS LEONHARDT & ASSOCIATES, INC.
ELECTRIC LABORATORIES AND  SALES  CORPORATION
GILLELAND CONCRETE PRODUCTS, INC.
HSI ACQUISITION CORPORATION
HSI FUSION SERVICES, INC.
HSI INDIANA, LLC
HSI NORTH CAROLINA, LLC
HUGHES AVIATION, INC.
HUGHES SUPPLY SHARED SERVICES, INC.
HUGHES SUPPLY (VA), INC.
HUGHES WATER & SEWER COMPANY
JUNO INDUSTRIES, INC.
KAMEN SUPPLY COMPANY, INC.
KINGSTON PIPE INDUSTRIES, INC.
METALS INCORPORATED
METALS, INC. - GULF COAST DIVISION
MILLS & LUPTON SUPPLY COMPANY
MOORE ELECTRIC SUPPLY, INC.
MOUNTAIN COUNTRY SUPPLY, INC.
OLANDER & BROPHY, INCORPORATED
ONE-STOP SUPPLY, INC.
PAINE SUPPLY OF JACKSON, INC.
PANHANDLE PIPE AND SUPPLY CO., INC.
REACTION SUPPLY CORPORATION
SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
SHRADER HOLDING COMPANY, INC.
STAINLESS TUBULAR PRODUCTS, INC.
USCO INCORPORATED
U.S. FUSION SERVICES, INC.
UTILISERVE, INC.
WATERWORKS SALES COMPANY
WCC MERGER CORPORATION

                                 ANNEX 1 TO THE

                          SUBSIDIARY GUARANTY AGREEMENT

                  SUPPLEMENT NO. [   ] dated as of [            ], to the
Subsidiary Guaranty Agreement (the "Guaranty Agreement") dated as of March 26, 2003 executed by each of the subsidiaries of Hughes Supply, Inc., a Florida corporation, (the "Borrower") listed on Schedule I thereto (each such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors"), in favor of SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below) and for the benefit of the Lenders.

                  A. Reference is made to the Revolving Credit Agreement dated as of March 26, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.

      C. The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 19 of the Guaranty Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Administrative Agent and the New Guarantor agree as follows:

     ARTICLE XXVII Section 1. In accordance with Section 19 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

   ARTICLE XXVIII Section 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

ARTICLE XXIX Section 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

  ARTICLE XXX Section 4. Except as expressly supplemented hereby, the Guaranty
                Agreement shall remain in full force and effect.

 ARTICLE XXXI Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
               ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

ARTICLE XXXII Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

 ARTICLE XXXIII Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

       ARTICLE XXXIV Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this
 Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

                                                [NAME OF NEW GUARANTOR]

                                                By:_____________________________
                                                  Name:
                                                  Title:
                                                  Address:


                                          SUNTRUST BANK, as Administrative Agent

                                                By:_____________________________
                                                  Name:
                                                  Title:

                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

      THIS INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of March 26, 2003, by and among Hughes Supply, Inc., a Florida corporation (the "Borrower"), each Subsidiary listed on Schedule I hereto (the "Guarantors"), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

      Reference is made to (a) the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank"), and (b) the Subsidiary Guaranty Agreement dated as March 26, 2003, by the Guarantors in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guaranty Agreement) of the Borrower under the Credit Agreement pursuant to the Guaranty Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

      Accordingly, the Borrower, each Guarantor and the Administrative Agent agree as follows:

      Section 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that, in the event a payment shall be made by any Guarantor under the Guaranty Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

      Section 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty Agreement, such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

      Section 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

      Section 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

      Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 6. No Waiver; Amendment. (a) No failure on the part of the Administrative Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

      Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guaranty Agreement and addressed as specified therein.

      Section 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guaranty Agreement in accordance with such Guaranty Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

      Section 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the Lenders and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

      (b) In case one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Administrative Agent.

Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

      Section 11. Terms. The definition of terms specified in Section 1.4 of the Credit Agreement shall be applicable to this Agreement.

      Section 12. Additional Guarantors. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not such a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as Guarantor upon becoming such a Subsidiary Loan Party. Upon the execution and delivery, after the date hereof, by the Administrative Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                         (signatures on following pages)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

Address:                            CAROLINA PUMP & SUPPLY CORP
20 North Orange Avenue              CHAD SUPPLY, INC.
Suite 200                           DOUGLAS LEONHARDT & ASSOCIATES, INC.
Orlando, FL 32801                   ELECTRIC LABORATORIES AND  SALES
Attn: J. Stephen Zepf               CORPORATION
                                    GILLELAND CONCRETE PRODUCTS, INC.
                                    HSI ACQUISITION CORPORATION
                                    HSI FUSION SERVICES, INC.
                                    HSI INDIANA, LLC
                                    HSI NORTH CAROLINA, LLC
                                    HUGHES AVIATION, INC.
                                    HUGHES SUPPLY SHARED SERVICES, INC.
                                    HUGHES SUPPLY (VA), INC.
                                    HUGHES WATER & SEWER COMPANY
                                    JUNO INDUSTRIES, INC.
                                    KAMEN SUPPLY COMPANY, INC.
                                    KINGSTON PIPE INDUSTRIES, INC.
                                    METALS INCORPORATED
                                    METALS, INC. - GULF COAST DIVISION
                                    MILLS & LUPTON SUPPLY COMPANY
                                    MOORE ELECTRIC SUPPLY, INC.
                                    MOUNTAIN COUNTRY SUPPLY, INC.
                                    OLANDER & BROPHY, INCORPORATED
                                    ONE-STOP SUPPLY, INC.
                                    PAINE SUPPLY OF JACKSON, INC.
                                    PANHANDLE PIPE AND SUPPLY CO., INC.
                                    REACTION SUPPLY CORPORATION
                                    SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
                                    SHRADER HOLDING COMPANY, INC.
                                    STAINLESS TUBULAR PRODUCTS, INC.
                                    USCO INCORPORATED
                                    U.S. FUSION SERVICES, INC.
                                    UTILISERVE, INC.
                                    WATERWORKS SALES COMPANY
                                     WCC MERGER CORPORATION

                                            By: ____________________________
                                                 Benjamin P. Butterfield
                                                 Secretary


Address:                            L & T OF DELAWARE, INC.
1403 Foulk Road, Suite 102          SWS ACQUISITION, LLC
Wilmington, DE  19803               SWS FUNDING, LLC
                                    Z & L ACQUISITION CORP.

                                            By: ____________________________
                                                  Gordon Stewart
                                                  President

Address:                                    HSI FUNDING, LLC
                                            HSI HOLDINGS, INC.
                                            HSI IP, INC.

                                            By: ____________________________
                                                  Gordon Stewart
                                                   President


Address:                            SOUTHWEST STAINLESS, L.P.
1403 Foulk Road, Suite 102
Wilmington, DE  19803               By: Z&L ACQUISITION CORP.,
                                           its General Partner

                                            By: ____________________________
                                                   President

                                   SCHEDULE I

CAROLINA PUMP & SUPPLY CORP
CHAD SUPPLY, INC.
DOUGLAS LEONHARDT & ASSOCIATES, INC.
ELECTRIC LABORATORIES AND  SALES  CORPORATION
GILLELAND CONCRETE PRODUCTS, INC.
HSI ACQUISITION CORPORATION
HSI FUSION SERVICES, INC.
HSI INDIANA, LLC
HSI NORTH CAROLINA, LLC
HUGHES AVIATION, INC.
HUGHES SUPPLY SHARED SERVICES, INC.
HUGHES SUPPLY (VA), INC.
HUGHES WATER & SEWER COMPANY
JUNO INDUSTRIES, INC.
KAMEN SUPPLY COMPANY, INC.
KINGSTON PIPE INDUSTRIES, INC.
METALS INCORPORATED
METALS, INC. - GULF COAST DIVISION
MILLS & LUPTON SUPPLY COMPANY
MOORE ELECTRIC SUPPLY, INC.
MOUNTAIN COUNTRY SUPPLY, INC.
OLANDER & BROPHY, INCORPORATED
ONE-STOP SUPPLY, INC.
PAINE SUPPLY OF JACKSON, INC.
PANHANDLE PIPE AND SUPPLY CO., INC.
REACTION SUPPLY CORPORATION
SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
SHRADER HOLDING COMPANY, INC.
STAINLESS TUBULAR PRODUCTS, INC.
USCO INCORPORATED
U.S. FUSION SERVICES, INC.
UTILISERVE, INC.
WATERWORKS SALES COMPANY
WCC MERGER CORPORATION

                                   ANNEX I TO

                         THE INDEMNITY, SUBROGATION AND

                             CONTRIBUTION AGREEMENT

      SUPPLEMENT NO. [  ] dated as of [             ], to the Indemnity,
Subrogation and Contribution Agreement dated as of March 26, 2003 (as the same may be amended, restated supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement") executed by Hughes Supply, Inc., a Florida corporation (the "Borrower"), and each Subsidiary listed on Schedule I thereto (the "Guarantors") in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

      A. Reference is made to (a) the Revolving Credit Agreement dated as of March 26, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as the Administrative Agent, Swingline Lender and Issuing Bank (in such capacity, the "Issuing Bank "), and (b) the Subsidiary Guaranty Agreement dated as of March 26, 2003, by the Guarantors in favor of Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Guaranty Agreement").

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

      C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not such a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Administrative Agent and the New Guarantor agree as follows:

      Section 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as Guarantor thereunder. Each reference to a Guarantor in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

      Section 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      Section 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

      Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

      Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

                         (signatures on following page)

      IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                                [Name of New Guarantor]

                                                By:_____________________________
                                                Name:
                                                Title:
                                                Address:


                                                SUNTRUST BANK, as
                                                Administrative Agent

                                                By:_____________________________
                                                Name:
                                                Title: